                              MASTER FACILITY AGREEMENT
                           (CONSOLIDATED AND RESTRUCTURED)


    This MASTER FACILITY AGREEMENT dated July 25, 1997, is made by and among
C. BREWER HOMES, INC., a Delaware corporation (the "Borrower") and BANK OF HAWAII (the "Bank").

                                   R E C I T A L S:

    A. The Bank made available to Borrower a revolving infrastructure construction facility (the "Infrastructure Facility") evidenced by a revolving note dated August 31, 1995 in the amount of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) (the "Infrastructure Note") made pursuant to a Revolving Loan Agreement (Infrastructure) dated August 31, 1995 (the "Infrastructure Loan Agreement").

    B. The Bank made available to Borrower a revolving building construction facility (the "Building Facility") evidenced by a revolving note dated August 31, 1995 in the amount of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00) (the "Building Note") made pursuant to a Revolving Loan Agreement (Building) dated August 31, 1995 (the "Building Loan Agreement").

    C. Repayment of the Infrastructure Note and the Building Note were secured by the following collateral documents (collectively, the "Collateral Documents"):

         1. First Mortgage, Security Agreement and Financing Statement made by Borrower, as mortgagor, in favor of Bank, as mortgagee, recorded in the Bureau of Conveyances of the State of Hawaii as Document No. 95-115642, as amended by that certain Amendment to First Mortgage, Security Agreement and Financing Statement recorded in said Bureau as Document No. 96-130600 (the "Mortgage").

         2. Financing Statement made by Borrower, as debtor, in favor of Bank, as secured party, recorded in said Bureau as Document No. 95-115643 (the "Kehalani Financing Statement").

         3. An unrecorded Assignment of Sales Contracts, Escrow Deposits and Escrow Agreement made by Borrower in favor of Bank dated August 31, 1995.

         4. An unrecorded Hazardous Materials Indemnity Agreement dated August 31, 1995, made by Borrower in favor of Bank.

    D. Borrower requested, and Bank agreed, to modify and amend the terms of the Infrastructure Note, the Building Note, the Infrastructure Loan Agreement, the Building Loan Agreement and the Collateral Documents pursuant to (as applicable) the following: (1) that certain unrecorded First Loan Modification Agreement (Infrastructure Facility) dated September 5, 1996 and effective as of September 9, 1996; (2) that certain unrecorded First Loan Modification Agreement (Building Facility) dated September 5, 1996 and effective as of September 9, 1996; (3) that certain unrecorded Second Loan Modification Agreement (Infrastructure Facility) dated May 21, 1997 and effective as of April 30, 1997; and (4) that certain unrecorded Second Loan Modification Agreement (Building Facility) dated May 21, 1997 and effective April 30, 1997 (collectively, the "Modifications"). Hereinafter, all references to the Infrastructure Note, the Building Note, the Infrastructure Loan Agreement, the Building Loan Agreement and the Collateral Documents shall refer to the Infrastructure Note, the Building Note, the Infrastructure Loan Agreement, the Building Loan Agreement and the Collateral Documents as respectively amended by the Modifications.

    E. The Modifications, among other things, established several tranches under the Infrastructure Facility and the Building Facility.

    F. C. Brewer and Company, Limited, a Hawaii corporation (the "Guarantor") executed that certain unrecorded Guaranty dated September 5, 1996 in favor of the Bank, as amended by that certain unrecorded First Amendment to Guaranty dated April 29, 1997 but effective as of April 30, 1997, and as amended by various letter agreements respectively dated May 30, 1997 and June 17, 1997 (the "Original Guaranty") in which the Guarantor guaranteed the Borrower's obligations with respect to the tranches made for working capital purposes.

    G. Borrower has requested and the Bank has agreed to restructure the Borrower's indebtedness to the Bank under the Infrastructure Facility and the Building Facility (collectively, the "Original Indebtedness") into six (6) facilities as described herein with no separate tranches.

    H. Subject to and upon the terms and conditions set forth herein, the Bank is willing to restructure the Original Indebtedness in the manner set forth herein.

    NOW, THEREFORE, in consideration of the premises, the mutual covenants herein provided and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Infrastructure Facility and the Building Facility are hereby consolidated and restructured as provided herein, and that the Infrastructure Loan Agreement and the Building Loan Agreement are hereby consolidated into this Master Facility Agreement and amended in their entirety to read as follows:


         SECTION 1.     AMOUNT AND TERMS OF FACILITIES.

    1.1 COMMITMENT. Subject to and upon the terms and conditions set forth herein, the Bank agrees at any time and from time to time prior to the Maturity Date to make available to Borrower the following facilities:

         (a) A revolving construction line of credit (the "Construction LOC") under which the Bank will extend credit to the Borrower from time to time until the Maturity Date by way of advances (each, a "Construction Advance" and collectively, the "Construction Advances") on a revolving basis up to the principal amount of FOUR MILLION AND NO/100 DOLLARS ($4,000,000.00) (the "Construction LOC Commitment"). Each Construction Advance: (1) may be repaid and reborrowed in accordance with the provisions hereof; (2) shall not exceed in principal amount, together with the then aggregate outstanding principal amount of all other Construction Advances made by the Bank at any time outstanding, the Construction LOC Commitment; and (3) shall mature and be payable on the Maturity Date. Of the outstanding principal balance of the Original Indebtedness as of
                , 1997, $2,052,441.60 shall be deemed to have been disbursed under the Construction LOC.

         (b) A commercial mortgage loan in the original principal amount of NINE MILLION AND NO/100 DOLLARS ($9,000,000.00) (the "Mauka Land Loan"). Of the currently outstanding principal balance of the Original Indebtedness, $9,000,000.00 shall be deemed to be the Mauka Land Loan.

         (c) A revolving working capital line of credit (the "Working Capital LOC") under which the Bank will extend credit to the Borrower from time to time until the Maturity Date by way of advances (each, a "Working Capital Advance" and collectively, the "Working Capital Advances") on a revolving basis up to the principal amount of SIX MILLION AND NO/100 DOLLARS ($6,000,000.00) (the "Working Capital LOC Commitment"). Each Working Capital Advance: (1) may be repaid and reborrowed in accordance with the provisions hereof; (2) shall not exceed in principal amount, together with the then aggregate outstanding principal amount of all other Working Capital Advances made by the Bank at any time outstanding, the Working Capital LOC Commitment ; and (3) shall mature and be payable on the Maturity Date. Of the currently outstanding principal balance of the Original Indebtedness, $4,000,000.00 shall be deemed to have been disbursed under the Working Capital LOC.

         (d) A commercial mortgage loan in the original principal amount of THREE MILLION TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($3,200,000.00) (the "Makai Land Loan"). Of the currently outstanding principal balance of the Original Indebtedness, $3,200,000.00 shall be deemed to be the Makai Land Loan.

         (e) A commercial mortgage loan in the original principal amount of FOUR MILLION SIX HUNDRED TWENTY THOUSAND AND NO/100
DOLLARS ($4,620,000.00) (the "Puueo Land Loan"). Of the currently outstanding principal balance of the Original Indebtedness, $4,620,000.00 shall be deemed to be the Puueo Land Loan.

         (f) A commercial mortgage loan in the original principal amount of FOUR MILLION SIX HUNDRED TWENTY-THREE THOUSAND FOUR HUNDRED EIGHT AND NO/100 DOLLARS ($4,623,408.00) (the "Other Land Loan"). Of the currently outstanding principal balance of the Original Indebtedness, $4,623,408.00 shall be deemed to be the Other Land Loan.

         The Construction LOC, the Mauka Land Loan, the Working Capital LOC, the Makai Land Loan, the Puueo Land Loan, and the Other Land Loan are hereinafter collectively referred to as the "Facilities" and, as the context requires, each may be referred to as a "Facility". The total maximum outstanding balances under the Facilities shall not exceed in the aggregate, at any one time $31,443,408.00 (the "Total Commitment").

    1.2  THE NOTES.

         (a) FORM OF NOTES. The Borrower's obligation to pay the principal of, and interest on, each Facility made by the Bank shall be evidenced by a promissory note payable to the order of the Bank, which promissory notes shall be in the form of EXHIBITS A THROUGH F attached hereto (collectively, the "Notes") with blanks appropriately completed in conformity herewith and which Notes shall be substituted and exchanged for the Infrastructure Note and the Building Note. All Construction Advances made by the Bank shall be evidenced by a single promissory note in the form of EXHIBIT A attached hereto. All Working Capital Advances made by the Bank shall be evidenced by a single promissory note in the form of EXHIBIT C attached hereto. The Notes shall: (1) each be payable to the order of the Bank and be dated the date hereof; (2) each be in a stated principal amount equal to the applicable Facility (and as applicable, the Construction LOC Commitment or the Working Capital LOC Commitment); (3) mature on the Maturity Date; (4) each bear interest as respectively provided in Section 2.1; and (5) each be subject to the terms of and entitled to the benefits of this Agreement.

         (b) RECORDS OF FACILITIES, CONSTRUCTION ADVANCES AND WORKING CAPITAL ADVANCES. The Bank shall maintain such records of its making of each Facility, Construction Advance and Working Capital Advance, repayment of principal thereof and interest thereon and other information relating thereto as the Bank shall deem appropriate in accordance with its customary practices, which records shall constitute prima facie evidence thereof. Failure to maintain such records shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Notes, and payments of principal or interest by the Borrower shall not be affected thereby. With respect to the Construction LOC and the Working Capital LOC, although the applicable Notes shall each be dated the date hereof, interest in respect thereof shall be payable only for the periods during which the Construction Advances and the Working Capital Advances (as applicable) are evidenced thereby and, although the stated principal amount of the applicable Notes shall be equal to the Construction LOC Commitment and the Working Capital LOC Commitment (as applicable), the applicable Notes shall be enforceable with respect to the Borrower's obligation to pay principal thereunder and interest thereon only to the extent of the respective aggregate unpaid principal amounts of the Construction Advances and the Working Capital Advances at the time evidenced thereby.

    1.3  FEES.

         (a) FEES IN CONNECTION WITH THE ORIGINAL INDEBTEDNESS. Bank acknowledges receipt of the origination fees, facility fees and agency fees earned and payable as of the Effective Date pursuant to the Building Loan Agreement and the Infrastructure Loan Agreement.

         (b) FACILITIES FEE. The Borrower agrees to pay to the Bank a pro-rated annual non-refundable facilities fee equal to one-quarter of one percent (.25%) of the Total Commitment (pro-rated for nine (9) months), such fee to be payable quarterly in advance, on September 1, 1997 and on the first day of each three-month period thereafter (i.e. December 1, 1997 and March 1, 1998).

         (c) AGENCY FEE. The Borrower agrees to pay to the Bank a non-refundable agency fee of FORTY-SIX THOUSAND EIGHT HUNDRED SEVENTY-FIVE AND NO/100 DOLLARS ($46,875.00) on September 1, 1997.
         (d) LOAN FEE FOR WORKING CAPITAL LOC. The Borrower agrees to pay a non-refundable loan fee in connection with the Working Capital LOC equal to FIFTEEN THOUSAND AND NO/100 DOLLARS ($15,000.00) which shall be due and payable on the Effective Date.

    1.4 PURPOSES OF CONSTRUCTION LOC. Subject to any and all restrictions herein, the proceeds of the Construction Advances shall be used by the Borrower to pay (or reimburse Borrower for cash expenditures of Borrower for) the costs of constructing the On-site Improvements and Units in the Kaimana and the Halemalu phases of the Project (each such phase herein called a "Module" and collectively, the "Modules").

    1.5 MAXIMUM AGGREGATE BALANCE UNDER THE CONSTRUCTION LOC. As construction of the On-site Improvements and Units progresses, advances for the cost of construction of such On-site Improvements and Units may be made (subject to the disbursement restrictions and limitations and retainages specified in
Section 5), so long as the Maximum Aggregate Balance is not exceeded. The "Maximum Aggregate Balance" shall be an amount equal to the total of: (a) sixty percent (60%) of the As-is Land Value; plus (b) seventy-five percent (75%) of the Standing Inventory Value; plus (c) seventy-five percent (75%) of the Purchase Value. "As-is Land Value" shall mean the Fair Market Value of the Land within the Modules (i.e. the Kaimana and Halemalu phases of the Project), based upon the Appraisal or any update thereof required by the Bank. "Standing Inventory Value" shall mean the Fair Market Value of Units (including model homes) in the Modules which are not subject to binding sales contracts, based upon the Appraisal and in accordance with the limits on the number of Units which may be included in Standing Inventory as specified in Section 5.2(d). The determination of the Fair Market Value of the Standing Inventory shall be subject to the Bank's approval. "Purchase Value" shall mean the aggregate gross sales prices (which gross sales prices shall be net of any incentives or other discounts) for Units in the Modules which are subject to binding sales contracts and for which the third party purchasers of such Units have prequalified for financing. From time to time, the Bank may require updates of the Appraisal at Borrower's cost.

    1.6 GUARANTY OF WORKING CAPITAL LOC. The Guarantor will be fully liable for the repayment of the Working Capital LOC until the entire outstanding balance of the Working Capital LOC and any other sums owing to the Bank attributable thereto are paid in full and the Bank is not committed to fund any other amounts under the Working

Capital LOC. The Guarantor's obligations shall be evidenced by a guaranty dated the date hereof (the "Guaranty").


                                SECTION 2.  INTEREST.

    2.1 RATE OF INTEREST. The Borrower agrees to pay interest in respect of the outstanding principal amount of each Facility until the Maturity Date (whether by acceleration or otherwise), each at a floating rate per annum (which floating rate shall increase or decrease as and when and in the amount which the Base Rate shall increase or decrease) described as follows:

         (a) RATE OF INTEREST FOR CONSTRUCTION LOC. With respect to the Construction LOC, the floating rate per annum shall be equal to the Base Rate in effect from time to time PLUS one (1) percentage point (1.0%).
         (b) RATE OF INTEREST FOR MAUKA LAND LOAN. With respect to the Mauka Land Loan, the floating rate per annum shall be equal to the Base Rate in effect from time to time PLUS one and one-quarter (1.25%) percentage points.

         (c) RATE OF INTEREST FOR WORKING CAPITAL LOC. With respect to the Working Capital LOC, the floating rate per annum shall be equal to the Base Rate in effect from time to time PLUS one-half of one percentage point (0.5%).

         (d) RATE OF INTEREST FOR MAKAI LAND LOAN. With respect to the Makai Land Loan, the floating rate per annum shall be equal to the Base Rate in effect from time to time PLUS one percentage point (1.0%).

         (e) RATE OF INTEREST FOR PUUEO LAND LOAN. With respect to the Puueo Land Loan, the floating rate per annum shall be equal to the Base Rate in effect from time to time PLUS one and one-quarter percentage points (1.25%).

         (f) RATE OF INTEREST FOR OTHER LAND LOAN. With respect to the Other Land Loan, the floating rate per annum shall be equal to the Base Rate in effect from time to time PLUS two percentage points (2.0%).

    2.2 INTEREST COMPUTATION. Interest shall be computed (but not compounded) on the basis of the actual number of days elapsed and of a 360-day year.

    2.3 DEFAULT RATE. During the existence of an Event of Default, the Borrower agrees to pay interest on the entire unpaid balance of the Facilities, at a rate per annum equal to four percentage points (4.0%) plus the interest rate which would otherwise be applicable to each Facility (the "Default Rate"). Interest at the Default Rate shall accrue during the period that the Event of Default occurs and is continuing.

    2.4 LATE CHARGES. If any payment due under any Note is not made within ten (10) days of the date when due, the Borrower will pay to the Bank a late charge in respect of that payment, in the amount of five percent (5%) of the overdue payment.

    2.5 DAMAGES. The Borrower hereby acknowledges and agrees that: (a) the Bank will incur damages and other costs and expenses in the event of Borrower's failure to pay when due any payments hereunder or under the other Loan Documents and in the event of Borrower's failure to comply with the terms of the Loan Documents; (b) the extent and amount of such damages, costs and expenses are difficult to forecast; and (c) the charges and fees provided herein to be assessed in the event of such a late payment or other Event of Default by the Borrower are not an unreasonable forecast of the damages, costs and expenses which will be incurred by the Bank as a result thereof. Notwithstanding the foregoing, or anything else to the contrary herein, in the Notes or any of the other Loan Documents, the rates of interest (including, without limitation, fees, late charges and other expenses) specified to be paid by the Borrower hereunder or thereunder shall in no event exceed the maximum rate therefor which may be permitted under applicable law. If, from whatever circumstance whatsoever, performance by the Borrower of any such payment of interest (including, without limitation, payment of any fees, late charges or other expenses) shall exceed the limits of validity prescribed therefor under applicable law, then, automatically, such obligation to be performed shall be reduced to the limit of such validity prescribed by applicable law. If, notwithstanding the foregoing limitations, any excess interest or other charges shall be determined by a court of competent jurisdiction to have been received by the Bank, the same shall be deemed to have been held as additional security for the payment and performance of the obligations of the Borrower under the Loan Documents.

    2.6  AUTOMATIC PAYMENT OF INTEREST.  The Borrower hereby authorizes the
Bank to automatically make a Working Capital Advance for the payment of interest pursuant to this Section 2 if and to the extent there is availability under the Working Capital LOC Commitment. This authorization shall remain in effect until: (a) all sums due and owing with respect to the Facilities are paid in full and this Agreement is terminated; or (b) Borrower delivers written notice to the Bank revoking its authorization hereof.


                                SECTION 3.   PAYMENTS

    3.1  REPAYMENT.

       (a)    REPAYMENT OF CONSTRUCTION LOC.

              (1) INTEREST. Accrued interest only shall be payable quarterly in arrears on the first day of each calendar quarter during the term of the Construction LOC.

              (2) MANDATORY PAYMENT REDUCTIONS. Mandatory principal reductions under the Construction LOC shall be required as follows:

                   (i) Partial Release Price: Upon the closing of the sale of each Unit, a mandatory principal payment in an amount equal to seventy percent (70%) of the Net Sales Proceeds from the sale of such Unit shall be payable. If the then outstanding balance of the Construction LOC has been fully paid, the partial release price shall be applied to the Facilities in the order specified below. If, and as each Facility is paid in full, the entire (or remaining) partial release price shall be applied to the next Facility in the following order of priority:

                         (v)  The Other Land Loan.

                         (w)  The Puueo Land Loan.

                         (x)  The Mauka Land Loan.

                         (y)  The Makai Land Loan.

                         (z)  The Working Capital LOC.

                   (ii) Excess over Maximum Aggregate Balance: If, at any time, the total outstanding balance under the Construction LOC exceeds the Maximum Aggregate Balance, Borrower shall immediately make a mandatory principal payment equal to such excess.

                   (iii) Bulk Sales of Property: Except with respect to the sale of individual Units in the Project, upon the sale of all or any portion of the Property other than a sale of a single Unit (for convenience, herein called a "Bulk Sale of Property"), a mandatory reduction in principal equal to one hundred percent (100%) of the gross sales proceeds less reasonable closing costs shall be due. The mandatory reduction upon any sale other than the bulk sale of Units shall be applied to the Facilities in the order specified below. If, and as each Facility is paid in full, the entire (or remaining) mandatory reduction shall be applied to the next Facility in the following order of priority:

                         (v) The Mauka Land Loan, if the sale is with respect to all or a portion of approximately 438.6 acres of real property located on the mauka portion of the property below Wailuku Heights; or, the Makai Land Loan, if the sale is with respect to all or a portion of approximately 36 acres of real property located on the makai portion of the Property.

                         (w)  The Other Land Loan.

                         (x)  The Puueo Land Loan.

                         (y)  The Makai Land Loan if the mandatory
                   reduction was first applied to the Mauka Land Loan pursuant to Section 3.1(a)(2)(iii)(v) above, or to the Mauka Land Loan if the mandatory reduction was first applied to the Makai Land Loan pursuant to Section 3.1(a)(2)(iii)(v) above.

                         (z) Any one, several or all of the Facilities not specified in clauses (v) through (y) above as the Bank shall determine in its sole discretion.

                   (iv) Sale of Other Parcels: Upon the closing of the sale of all or any portion of the Other Parcels, a mandatory principal payment in the amount equal to one hundred percent (100%) of the gross sales proceeds for all or any such portion of the Other Parcels, less reasonable closing costs shall be due. The mandatory reduction shall be applied to the Facilities in the order specified below. If, and as each Facility is paid in full, the entire (or remaining) mandatory reduction shall be applied to the next Facility in the following order of priority:

                         (u)  The Other Land Loan.

                         (v)  The Puueo Land Loan

                         (w)  The Mauka Land Loan.
                         (x)  The Makai Land Loan.

                         (y)  The Construction LOC.

                         (z)  The Working Capital LOC.

              (3) MATURITY. On the Maturity Date (or any acceleration thereof) the entire remaining unpaid principal balance of the Construction LOC together with all accrued and unpaid interest and all charges thereon shall be due and payable in full.

         (b)  REPAYMENT OF THE MAUKA LAND LOAN.

            (1) INTEREST. Accrued interest only shall be payable quarterly in arrears on the first day of each calendar quarter during the term of the Mauka Land Loan.

              (2) MANDATORY PAYMENT REDUCTIONS. Mandatory principal reductions under the Mauka Land Loan shall be required as follows:

                   (i) Bulk Sales of Property: A mandatory principal payment as described in Section 3.1(a)(iii).

                   (ii) Sale of Other Parcels: A mandatory principal payment as described in Section 3.1(a)(iv).

              (3) MATURITY. On the Maturity Date (or any acceleration thereof) the entire remaining unpaid principal balance of the Mauka Land Loan together with all accrued and unpaid interest and all charges thereon shall be due and payable in full.

         (c)  REPAYMENT OF THE WORKING CAPITAL LOC.

              (1) INTEREST. Accrued interest only shall be payable quarterly in arrears on the first day of each calendar quarter during the term of the Working Capital LOC.

              (2) MANDATORY PAYMENT REDUCTIONS. Mandatory principal reductions under the Working Capital LOC shall be required as follows:

                   (i) Partial Release Price: Upon the closing of the sale of each Unit, a mandatory principal payment in an amount equal to twenty percent (20%) of the Net Sales Proceeds from the sale of such Unit shall be payable. If at any time, the Working Capital LOC has no outstanding balance, the entire (or remaining) balance of said partial release price shall be applied to and allocated among the other Facilities at the Bank's sole discretion.

                   (ii) Bulk Sales of Property: A mandatory principal payment as described in Section 3.1(a)(iii).
                   (iii) Sale of Other Parcels: A mandatory principal payment as described in Section 3.1(a)(iv).

              (3) MATURITY. On the Maturity Date (or any acceleration thereof) the entire remaining unpaid principal balance of the Working Capital LOC together with all accrued and unpaid interest and all charges thereon shall be due and payable in full.

         (d)  REPAYMENT OF MAKAI LAND LOAN.

              (1) INTEREST. Accrued interest only shall be payable quarterly in arrears on the first day of each calendar quarter during the term of the Makai Land Loan.

              (2) MANDATORY PAYMENT REDUCTIONS. Mandatory principal reductions under the Makai Land Loan shall be required as follows:

                   (i) Bulk Sales of Property: A mandatory principal payment as described in Section 3.1(a)(iii).

                   (ii) Sale of Other Parcels: A mandatory principal payment as described in Section 3.1(a)(iv).

              (3) MATURITY. On the Maturity Date (or any acceleration thereof) the entire remaining unpaid principal balance of the Makai Land Loan together with all accrued and unpaid interest and all charges thereon shall be due and payable in full.

         (e)  REPAYMENT OF PUUEO LAND LOAN.

              (1) INTEREST. Accrued interest only shall be payable quarterly in arrears on the first day of each calendar quarter during the term of the Puueo Land Loan.

              (2) MANDATORY PAYMENT REDUCTIONS. Mandatory principal reductions under the Puueo Land Loan shall be required as follows:

                   (i) Bulk Sales of Property: A mandatory principal payment as described in Section 3.1(a)(iii).

                   (ii) Sale of Other Parcels: A mandatory principal payment as described in Section 3.1(a)(iv).

              (3) MATURITY. On the Maturity Date (or any acceleration thereof) the entire remaining unpaid principal balance of the Puueo Land Loan together with all accrued and unpaid interest and all charges thereon shall be due and payable in full.

         (f)  REPAYMENT OF OTHER LAND LOAN.

              (1) INTEREST. Accrued interest only shall be payable quarterly in arrears on the first day of each calendar quarter during the term of the Other Land Loan.

              (2) MANDATORY PAYMENT REDUCTIONS. Mandatory principal reductions under the Other Land Loan shall be required as follows:

                   (i) Partial Release Price. Upon the closing of the sale of each Unit, a mandatory principal payment in an amount equal to ten percent (10%) of the Net Sales Proceeds from the sale of such Unit shall be payable. If the Other Land Loan has been fully paid, the entire (or remaining) balance of said partial release price shall be allocated and applied first to any outstanding balance of the Construction LOC and then to the other Facilities in the order of priority listed in

    Section 3.1(a)(2)(i)(w) through (z).

                   (ii) Bulk Sales of Property: A mandatory principal payment as described in Section 3.1(a)(iii).

                   (iii) Sale of Other Parcels: A mandatory principal payment as described in Section 3.1(a)(iv).

              (3) MATURITY. On the Maturity Date (or any acceleration thereof) the entire remaining unpaid principal balance of the Other Land Loan together with all accrued and unpaid interest and all charges thereon shall be due and payable in full.

    3.2 PAYMENTS ON NON-BUSINESS DAYS. Whenever any payment to be made hereunder or under any of the Notes shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day.

    3.3 PREPAYMENT. The Borrower shall have the right to prepay the Facilities, in whole or in part, without premium or penalty; provided that, as a condition to termination of this Agreement prior to the Maturity Date, the Borrower must give the Bank no less than ten (10) days' prior written notice of such termination, and any such notice of termination must include, in addition to all principal, interest and other charges owing under the Notes or any Loan Documents, a sum equal to the amount which the Bank is or will be obligated to disburse to others pursuant to agreements made in connection with this Agreement, such as amounts which the Bank is, or will be, obligated to disburse pursuant to a set aside or "comfort" letter issued to a contractor and/or surety.

    3.4 METHOD AND PLACE OF PAYMENT, ETC. All payments under this Agreement shall be made to the Bank not later than 12:00 P.M. (Hawaii Standard Time) on the date when due and shall be made in freely transferable U.S. Dollars and in immediately available funds at the Payment Office.

    3.5 NET PAYMENTS. All payments under this Agreement shall be made without set-off or counterclaim and in such amounts as may be necessary in order that all such payments of principal and interest and other amounts after deduction or withholding for or on account of: (a) any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any government or any political subdivision or taxing authority thereof, other than any tax (except such taxes referred to in clause (b) below) on or measured by the net income of the Bank pursuant to the income tax laws of the jurisdiction where the Bank's principal or lending office is located (collectively the "Taxes"); and
(b) deduction of an amount equal to any taxes, on or measured by the net income payable by the Bank with respect to the amount by which the payments required to be made by this Section 3.5 exceed the amount otherwise specified to be paid under this Agreement and the Notes, shall not be less than the amounts otherwise specified to be paid under this Agreement and the Notes. A certificate as to any additional amounts payable to the Bank under this Section
3.5 submitted to the Borrower by the Bank shall, absent manifest error, be final, conclusive and binding upon all the parties hereto. With respect to each deduction or withholding for or on account of any Taxes, the Borrower shall promptly furnish to the Bank such certificates, receipts and other documents as may be required (in the judgment of the Bank) to establish any tax credit to which the Bank may be entitled.

    3.6 APPLICATION OF PAYMENT. All payments made hereunder, under each Note and under the other Loan Documents shall be applied as follows: first, to the payment of fees, costs and expenses and other amounts then due to the Bank hereunder; second, to the payment of interest then due; third, to the payment of principal then due on said Note; and fourth, to the payment of all other amounts then due. If a payment does not specify to which Note(s) it is to be applied, then the Bank may apply the payment to such Note(s) as the Bank determines in its sole discretion.


         SECTION 4.      CONDITIONS PRECEDENT TO CLOSING

    The Bank shall be under no obligation to close the transactions and amendments contemplated by this Agreement until each of the following conditions has been satisfied, or, if the Bank shall close any portion of the transactions or amendments prior to each of the following conditions having been satisfied, the Bank shall be under no obligation to make any further disbursement of proceeds from any of the Facilities until each of the following conditions has been satisfied:

    4.1 MATERIAL ADVERSE CHANGE/LEGAL PROCEEDING. There shall be no material adverse change in the condition or value of the Property, the Puueo Property or the financial condition or credit of the Borrower or the Guarantor. All aspects of each Facility shall be as represented to the Bank without material, adverse change at the time of Closing and any Construction Advance and any Working Capital Advance. No legal proceedings which may materially and adversely affect Borrower or any real or personal property which secure or will secure the Facilities or any of the transactions mentioned or contemplated by this Agreement shall be threatened or commenced.

    4.2 AGREEMENTS. The Bank shall have received originals or certified copies of each of the following documents and instruments, duly executed and delivered by the Borrower, in each case in form and substance satisfactory to the Bank:

         (a)  This Agreement;

         (b)  Each of the Notes; and

         (c)  All other Loan Documents not heretofor executed and delivered.

    4.3 SUBMISSIONS. The Bank shall have received, in each case in form and substance satisfactory to the Bank, copies of each of the following:

         (a) LIENS AND ENCUMBRANCES. Copies of all liens and encumbrances affecting the Property and the Puueo Property.

         (b) TITLE INSURANCE. A mortgagee's ALTA title insurance policy including such endorsements as may be requested by the Bank at its discretion, insuring that with the recordation of the Amendment to Mortgage: (1) the Mortgage continues as a first lien on the Property for the full amount of the Total Commitment; and (2) the Bank holds a first mortgage on the Puueo Property (as evidenced by the Amendment to Mortgage) for the full amount of the Total Commitment, subject only to encumbrances approved by the Bank. Without limiting the foregoing, the policy shall include specific endorsements insuring against mechanic's liens attaching to the fee simple interest in the Property and the Puueo Property, a survey endorsement, an ALTA 100 endorsement, an access endorsement, a contiguity endorsement and a zoning endorsement.

         (c) FINANCING STATEMENT REPORT. A UCC financing statement report by a licensed searcher of titles advising the Bank that a search of the public records discloses, as of the time of Closing, no retail installment contracts, conditional sales contracts, chattel mortgages, leases of personalty, financing statements, title retention agreements or other liens of any kind filed and/or recorded against the personal property described in the Mortgage (except for the Kehalani Financing Statement) and the Amendment to Mortgage or against the Property or the Puueo Property.

         (d) PROPERTY AND LIABILITY INSURANCE. Property insurance policies covering the Property and the Puueo Property. Unless otherwise agreed by the Bank, at a minimum, such property insurance shall insure against destruction or damage by fire, wind, hurricane and other perils covered by an ISO Commercial Property Broad Causes of Loss form or its equivalent, shall include replacement cost coverage, agreed value and (if applicable) ordinance coverage endorsements. While any of the insurable properties are under construction, such property insurance shall be on the standard builder's risk completed value form of policy, nonreporting coverage. If the Property or the Puueo Property is located in a "Special Flood Hazard" area, Borrower will provide the flood insurance authorized by the Flood Disaster Protection Act of 1973. In addition, the Bank shall be furnished with commercial liability insurance policies in an amount and with coverages acceptable to the Bank. The liability policies shall name the Bank as an insured party and each property insurance policy shall contain a mortgagee clause acceptable to the Bank. The Bank shall have received a certificate(s) of insurance evidencing the required coverage on the ACORD 27 form. All policies shall, unless otherwise agreed by the Bank, be deposited with the Bank throughout the term of this Agreement.

         (e) FINANCIAL STATEMENTS. Current, signed financial statements of Borrower and Guarantor.

         (f) APPROVALS. All information and documents (whether or not specified in this Agreement) which may be requested by the Bank related to any real or personal property which will serve as security for the Facilities or to any of the transactions mentioned in or contemplated by this Agreement.

         (g) COMPLIANCE. Evidence that the Property and the Puueo Property and their respective contemplated uses, as well as the proposed renovations, shall conform to Federal, State and County zoning, environmental and other legal requirements and that approximately 20 acres of the Property are properly zoned for commercial/mixed use; approximately 127 acres are properly zoned for schools, parks and open spaces; and the balance is properly zoned for the type of residential use (including density), as set forth on the map attached hereto as EXHIBIT G.

         (h) ORGANIZATIONAL DOCUMENTS. Certified copies of the Organizational Documents and certificates of good standing/authorizations of the Borrower and of the Guarantor, a tax clearance certificate for the Borrower and corporate resolutions of the Borrower and of the Guarantor authorizing the Facilities and execution of the Loan Documents (which includes the Guaranty).

         (i)  APPRAISAL.  The Appraisal of the Property.

         (j) ENVIRONMENTAL REPORT. An environmental hazards assessment and audit of the Property and the Puueo Property. In the event that the environmental hazards assessment and audit of the Puueo Property is not available prior to Closing, Borrower shall submit said assessment and audit within sixty (60) days of the Effective Date. Borrower shall immediately take all steps recommended by such report to address any hazardous waste issues.

         (k) SURVEY. Borrower shall have provided a survey of the Property and the Puueo Property. If a survey of the Puueo Property is not available prior to Closing, Borrower shall submit said survey within one hundred twenty (120) days of the Effective Date .

         (l) OPINION OF COUNSEL. An opinion of counsel for the Borrower and the Guarantor, which shall address (among other things) the existence and authority of each such party and the validity, legality and enforceability of this Agreement, the Facilities and the Loan Documents (including the Guaranty).

    4.4 FEES. The Bank shall have received all fees due and payable at Closing pursuant to Section 1.3 hereof.

    4.5 PARTICIPANT. The Bank shall have obtained, from City Bank (the "Participant") an amendment of that certain Loan Participation Agreement dated August 31, 1995 in form and substance satisfactory to the Bank, whereunder the Participant shall continue to have committed to participate in such portion of the Facilities as required by the Bank.


    SECTION 5.  CONDITIONS PRECEDENT TO CONSTRUCTION ADVANCES

    The Bank shall be under no obligation to make any Construction Advance under the Construction LOC with respect to the construction of any On-site Improvements or any Unit until each of the following conditions has been satisfied with respect to such On-site Improvements or Unit, or, if the Bank shall make a Construction Advance or Construction Advances prior to each of the following conditions having been satisfied, the Bank shall be under no obligation to make any further Construction Advances until each of the following conditions has been satisfied:

    5.1 SUBMISSIONS PRIOR TO THE FIRST CONSTRUCTION ADVANCE FOR EACH ON-SITE IMPROVEMENT AND EACH UNIT. Prior to the first Construction Advance with respect to the construction of any On-site Improvements or any Unit, the Bank shall have received, in each case in form and substance satisfactory to the Bank, copies of each of the following with respect to such On-site Improvements or Unit:

         (a) PLANS AND SPECIFICATIONS. Final Plans and Specifications for the On-site Improvements or Unit, approved by all Governmental Authorities and initialed for identification purposes by Borrower, Borrower's
Architect(s)/Engineer(s), and the General Contractor(s).

         (b) CONSTRUCTION CONTRACT(S). Executed copies of the General Contract(s) as well as copies of all executed subcontracts (to the extent available under the General Contract(s)) for the On-site Improvements or Unit, as well as a list, certified by Borrower, of all contracts executed by Borrower for the performance of services or the supply of materials in connection with the construction of the On-site Improvements or Unit.

         (c) ARCHITECT'S/ENGINEER'S CONTRACT(S). Executed copy of the Architect's/Engineer's Agreement which shall provide that the Borrower's Architect/Engineer will supervise construction of the On-site Improvements or Unit, as applicable.

         (d) ARCHITECT'S/ENGINEER'S/CONTRACTOR'S AGREEMENTS. The Architect's/Engineer's Statement and the Consent and Agreement of Contractor.

         (e) ARCHITECT'S/ENGINEER'S POLICY. A copy of the errors and omissions policy for Borrower's Architect/Engineer.

         (f) BOND. Unless otherwise agreed by the Bank, 100% labor and material payment and performance bonds for construction of the On-site Improvements or Unit, which shall be dual obligee bonds naming the Bank as an additional obligee. The bonds shall be accompanied by verification from the surety that the person executing such bonds has authority to do so. If requested by the Bank, financial statements, a current credit report and bank reference for the surety shall be submitted to the Bank and, if requested by the Bank, such bonds shall be reinsured by such number of additional sureties as the Bank may reasonably require. Bank agrees that, with respect to any Construction Contract with Fletcher Pacific Construction Co., Ltd., a completion guaranty in form and substance acceptable to the Bank and executed by the ultimate parent company of Fletcher Pacific Construction Co., Ltd. will be acceptable in lieu of bonds.

         (g) PERMITS. Evidence of entitlements and copies of all permits and approvals required from any Governmental Authority for the construction of the On-site Improvements or Unit, as applicable.

         (h) CPM SCHEDULE/BUDGET. The CPM Schedule and the Budget for the construction of the On-site Improvements or Unit, which shall include cash flow projections for the term of this Agreement, including all anticipated income and any construction and non-construction costs.

         (i) INSURANCE. Endorsements to the property insurance policies previously submitted to the Bank, to include the On-site Improvements or Unit, if and as applicable, with appropriate increases in coverage.

         (j) OPINION OF COUNSEL. Opinions of counsel for the Borrower which shall state that:

              (1) The rights of the purchasers under all sales contracts for Units in the Modules (existing on the date of the opinion or to be entered into thereafter) shall be subordinate to the liens of the Loan Documents.

              (2) The Borrower's counsel has reviewed the proposed procedures established for offering or selling of the Units in the Modules (including, as applicable, the training of salesmen, the preparation of sales manuals applicable thereto, and the establishment and maintenance of management controls, reporting and review procedures) and that, if offers or sales are made with respect thereto in accordance with the applicable documentation and procedures established as aforesaid (describing the same), either:

                   (i) the offering or sale of the Units in the Modules in the manner contemplated thereby will not constitute the offer or sale of a security within the meaning of Section 2(1) of the Securities Act of 1933 (or within the meaning of any applicable state securities laws of similar import); or

                   (ii) that said offering or sale of the Units in the Modules in the manner contemplated is exempt from any and all registration requirements under Section 5 of the Securities Act of 1933 (or any state securities law of similar import), describing in detail the exemptions being relied upon; or

                   (iii) that Borrower has duly complied with any and all applicable federal and state registration requirements with respect to said offering and sale (describing the same).

              (3) Borrower's sales program and the project documents applicable to the Units, including (without limitation) the sales contracts for the Units are in full compliance with the Federal Interstate Land Sales Full Disclosure Act, the Uniform Land Sales Practices Act, the Condominium Property Regimes Act and the Seller's Disclosure Law, to the extent applicable to the Units, provided that such opinion may, as to factual matters, be based on counsel's statement that, in the course of counsel's representation of Borrower, nothing has come to counsel's attention contrary to the factual matters represented.

              (4) Each sales contract for a Unit, when signed by the purchaser and Borrower and deposited with the escrow agent, will be binding on the purchaser named therein, assuming that, after the date of the opinion, there are no material changes to the project to which such contract relates, and there will be no right of the purchaser to rescind or terminate any sales contract for which such purchaser has acknowledged a receipt of a copy of: (i) the Final Order of Registration for Units consisting of single family residences; or
(ii) a Final Public Report for Units consisting of condominium units and thirty (30) days have expired since the purchaser's receipt of such Final Public Report.

              (5)  Such other matters as the Bank may reasonably request.

         (k) ASSIGNMENT OF ESCROW AGREEMENT, SALES CONTRACTS AND ESCROW DEPOSITS. An Assignment of Escrow Agreement, Sales Contracts and Escrow Deposits naming the Bank as assignee as well as an Escrow's Consent.

         (l)  ACCESS.  Evidence that the Unit has access to a public road.

         (m) PURCHASERS' ESCROW. An agreement providing that all funds paid by each purchaser as a downpayment on the Unit shall be escrowed pending closing of the Unit. Escrowed funds may not be used by Borrower for any purpose prior to closing of the sale of the Unit.

    5.2 CONDITIONS TO EACH CONSTRUCTION ADVANCE. Prior to any Construction Advance (including the first Construction Advance) the following conditions shall have been met:

         (a) FEES. The Bank shall have received all fees, which are due pursuant to and in accordance with the provisions of Section 1.3 of this Agreement, together with all other charges then due and owing pursuant to the provisions of this Agreement or the other Loan Documents.

         (b) REQUEST FOR ADVANCE. The Bank shall have received a Request for Advance, which shall be delivered no later than ten (10) Business Days prior to the date of the requested Construction Advance, and which shall include a certificate executed by the Responsible Officer stating that: (1) all costs for which reimbursement is sought have been paid or will be paid prior to the next Construction Advance; (2) the representations and warranties of the Borrower contained in Section 10 of this Agreement are true and correct on and as of such date, with the same force and effect as if made on such date; (3) no Default or Event of Default has occurred and is continuing as of such date or is foreseeable; and (4) no material adverse change has occurred since the date of this Agreement in the financial condition, operations or business of the Borrower since the Effective Date.

         (c) RESPONSIBLE OFFICER. If any certificate, document or instrument required in this Section 5 is to be executed and delivered by the Responsible Officer, the Borrower shall have: (1) by written notice to the Bank, designated such Responsible Officer as the Person who is to so execute and deliver the same on behalf of the Borrower and certified such Responsible Officer's authority with respect thereto; and (2) provided to the Bank satisfactory evidence of such Responsible Officer's authority to so execute and deliver such certificate, document or instrument on behalf of the Borrower.

         (d) INVENTORY LIMITS. At no time may the Standing Inventory for any Module exceed the number set forth for such Module in EXHIBIT H attached hereto. Construction of an additional Unit may commence only when that Unit or another Unit in the Standing Inventory of the same Module has been sold. A Unit will be considered sold only when Borrower has sold such Unit to a bona-fide third party purchaser: (1) who has been prequalified for a loan by an institutional lender acceptable to the Bank and such sale is evidenced by a signed, binding sales contract which the purchaser has no right to rescind (which will mean that, notwithstanding the provisions of 5.2(f) below, a Final Order of Registration or Final Public Report, as applicable, will be required); or (2) if such purchaser is a cash purchaser, who has provided evidence satisfactory to the Bank that said purchaser has cash sufficient to close the purchase and, in either case, the purchaser has made a deposit to escrow of not less than $2,000.00 for a multi-family Unit and not less than $3,000.00 for a single-family Unit. In determining whether the sales requirement is met, sales to officers, directors or employees of Borrower or to affiliates of Borrower or such officers, directors or employees shall not be included, unless otherwise agreed by the Bank.

         (e) FUNDING BY PARTICIPANT. The Bank shall have no obligation to make any Construction Advance unless the Participant has remitted to the Bank its pro rata share of such Construction Advance.

         (f) APPROVALS. The Bank shall have approved the following prior to any disbursements for On-site Improvements or Units within a particular Module:

              (1) If the Units are to consist of single-family lots and residences, the preliminary subdivision approval for the subdivision of the applicable Module into separate residential lots (which shall be subject only to conditions acceptable to the Bank), all covenants affecting the Units and all materials related to the registration and sale of Units in the subdivision, including, with respect to any Construction Advance made sixty (60) days or more after final subdivision approval has been obtained, the materials which shall have been submitted by Borrower for a Final Order of Registration, if such registration is either required by applicable law or Borrower has elected to obtain such registration in lieu of complying with Chapter 508D of the Hawaii Revised Statutes.

              (2) If the Units are to consist of condominium units, such materials related to the registration of the condominium as Bank may request, including the Declaration and Bylaws, Sales Contract and the application for a Preliminary Public Report, and, additionally, with respect to any Construction Advance made sixty (60) days or more after issuance of the first building permit for a Unit in a project (or a phase thereof), the materials which shall have been submitted by Borrower for a Final Public Report. Any phasing of a condominium project shall be accomplished in a manner acceptable to the Bank.

         (g) NO DEFAULT. On the date of each Construction Advance and after giving effect thereto, there shall exist no Default or Event of Default.

         (h) REPRESENTATIONS AND WARRANTIES. On the date of each Construction Advance and after giving effect thereto, all representations and warranties contained in Section 10 shall be true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of such date.

         (i) OTHER LEGAL MATTERS. All legal matters incidental to the Construction Advances shall be satisfactory to the Bank.

    5.3 SUBMISSIONS FOR EACH CONSTRUCTION ADVANCE FOR CONSTRUCTION COSTS. Whenever a Construction Advance is to be used to pay the General Contractor(s) or to reimburse the Borrower for Borrower's payments to the General Contractor(s), the Bank shall have received, in each case in form and substance satisfactory to the Bank, each of the following:

         (a) CONTRACTOR'S REQUEST. The General Contractor's request for disbursement on AIA form G-702.

         (b) LIEN WAIVERS. Sworn statements, waivers of lien, affidavits and acceptable assurances of payment by the General Contractor(s) and all subcontractors and materialmen, and/or the subcontractors thereof, which shall cover all work, labor and materials, including but not limited to equipment and fixtures of all kinds, done, performed or furnished for the construction of the On-site Improvements or Unit, as applicable.

         (c) APPROVAL OF COSTS. Written approval by the Borrower's Architect/Engineer and by Bank's Architect/Engineer, each of whom will certify to the Bank in writing: (1) that to date the construction of the On-site Improvements or Unit, as applicable, is in conformance with the Plans and Specifications; (2) as to the status of the construction and the sum approved for advance; and (3) the cost to complete the construction. Borrower shall have paid (or shall pay from the Construction Advance being made) all costs and expenses incurred in connection with any inspections and certifications required herein, whether performed by Borrower's Architect/Engineer or Bank's Architect/Engineer.

         (d) FOUNDATIONS. If the Construction Advance is being made with respect to a Unit for which the foundations have been completed and if requested by the Bank, the Bank shall have received evidence reasonably satisfactory to the Bank that the location of such foundations and the footings therefor do not encroach on any easements, setbacks, adjoining lots or premises or streets.

    5.4 DISBURSEMENT OF CONSTRUCTION ADVANCES. When Borrower has complied with all the applicable conditions set forth in Sections 5.1, 5.2 and 5.3 above, the Bank agrees to make the requested Construction Advance in the following manner:

         (a) BUDGET. Construction Advances are to be made pursuant to all of the provisions hereof and in accordance with the Budget and CPM Schedule for the applicable On-site Improvements or Units. Borrower agrees that the sums budgeted for each item will be expended for those items only and Borrower will not deviate from the Budget without prior written approval of the Bank. The Bank shall have no obligation to make any Construction Advances for items described in the Budget (as the same may be updated from time to time) and CPM Schedule which, together with all prior

Construction Advances and payments from Borrower's equity funds, is in excess of the amount therein set forth, provided, however, a savings in one cost category (the "first cost category") may be used to offset an increase in another cost category so long as the Bank determines, in its sole discretion, that the Budget for the applicable On-site Improvements or Units is in balance, i.e., that sufficient funds will be available to pay in full the remaining costs of each of the cost categories, including the first cost category and the entire Budget. Any request for a Construction Advance which, together with payments from Borrower's equity funds, is in an amount ten percent (10%) or greater than that called for by the applicable CPM Schedule shall require a statement from the Borrower to the Bank citing the reasons for and any supporting evidence in connection with said variance, which shall be subject to the Bank's approval. The Bank, at its option, may also require Borrower to submit an updated CPM Schedule, as a condition to any further Construction Advances, any time the amount of the aggregate variances equals or exceeds ten percent (10%) of the total projected construction draw amount for the applicable On-site Improvements or Units. Notwithstanding anything herein to the contrary, the Bank shall at all times be entitled to retain a capacity for Construction Advances which in the sole opinion of the Bank is adequate, together with available equity funds of Borrower, to complete construction of the On-site Improvements and Units under construction.

         (b) RETAINAGE. Each Construction Advance for Construction Costs, together with all previous Construction Advances for Construction Costs and sums paid by Borrower to the General Contractor(s) from Borrower's own equity funds for the applicable On-site Improvements or Units, shall not exceed ninety percent (90%) of the lesser of the: (1) actual cost; or (2) actual value, as determined by the Bank's Architect/Engineer, of all work actually done and materials actually incorporated into the applicable On-site Improvements or Units or stored and adequately safeguarded on-site under circumstances satisfactory to the Bank, provided that such materials, in the opinion of Bank's Architect/Engineer, require no further fabrication or processing and are ready for and can be readily incorporated into the work on site. Each payment of Construction Costs shall be subject to a ten percent (10%) holdback of all Construction Costs certified to the Bank by Borrower's Architect/Engineer and Bank's Architect/Engineer. Notwithstanding the foregoing, with respect to any General Contract with Fletcher Pacific Construction Co., Ltd. or Goodfellow Brothers, Inc., the required holdback will be five percent (5%) of all such certified Construction Costs. The Bank shall have no obligation to make disbursements for materials not stored on the construction site, except that, notwithstanding the foregoing, the Bank shall make such disbursements provided that each of the following conditions are fulfilled to the Bank's satisfaction:
(1) the Bank shall have obtained a perfected first lien security interest in such materials; (2) the material supplier shall have waived all applicable materialmen's or similar liens with respect thereto; (3) the Bank shall have received the certification of Borrower's Architect/Engineer and Bank's Architect/Engineer approving such payment; (4) the Bank shall have received evidence satisfactory to the Bank that such materials are adequately stored in bonded warehouses and inventoried, segregated, identified, safeguarded and insured against loss, damage, theft or conversion for use on other projects under insurance policies naming the Bank; (5) Bank's Architect/Engineer shall have certified that such materials require no further fabrication or processing and are ready for and can be readily delivered without delay and incorporated into the Property; and (6) if required by the terms of applicable bonds, the surety or sureties (if any) thereunder shall have unconditionally consented to such payment.

         (c) FINAL PAYMENT UNDER GENERAL CONTRACT(S). Unless otherwise agreed by the Bank, the final payment due under the General Contract(s) for the applicable On-site Improvements or Units shall not be made until, with respect to such On-site Improvements or Units: (1) all required Governmental Authorizations have been obtained; and (2) the applicable period for filing of mechanic's liens has expired, but, upon request of the General Contractor(s), the Bank will execute an agreement satisfactory to the Bank assuring the General Contractor(s) that the final payment will be made immediately after expiration of the period for filing mechanic's liens, provided no such liens have been filed.

         (d) REQUIRED COMPLETION DATE. No disbursements for the construction costs of any On-site Improvement or Unit shall be made unless the Bank is satisfied that the construction of such On-site Improvement or Unit can reasonably be completed not later than sixty (60) days prior to the Maturity Date.


SECTION 6.    CONDITIONS PRECEDENT TO WORKING CAPITAL ADVANCES

    The Bank shall be under no obligation to make any Working Capital Advance with respect to the Working Capital LOC until each of the following conditions has been satisfied, or, if the Bank shall make a Working Capital Advance or Working Capital Advances prior to each of the following conditions having been satisfied, the Bank shall be under no obligation to make any further Working Capital Advances until each of the following conditions has been satisfied:

    6.1 CONDITIONS TO EACH WORKING CAPITAL ADVANCE. Prior to any Working Capital Advance the following conditions shall have been met:

         (a) FEES. The Bank shall have received all fees, which are due pursuant to and in accordance with the provisions of Section 1.3 of this Agreement, together with all other charges then due and owing pursuant to the provisions of this Agreement or the other Loan Documents.

         (b) REQUEST FOR ADVANCE. The Bank shall have received a Request for Advance, which shall be delivered no later than ten (10) Business Days prior to the date of the requested Working Capital Advance, and which shall include a certificate executed by the Responsible Officer stating that: (1) the representations and warranties of the Borrower contained in Section 10 of this Agreement are true and correct on and as of such date, with the same force and effect as if made on such date;
(2) no Default or Event of Default has occurred and is continuing as of such date or is foreseeable; and (3) no material adverse change has occurred since the date of this Agreement in the financial condition, operations or business of the Borrower since the Effective Date.

         (c) RESPONSIBLE OFFICER. If any certificate, document or instrument required in this Section 6 is to be executed and delivered by the Responsible Officer, the Borrower shall have: (1) by written notice to the Bank, designated such Responsible Officer as the Person who is to so execute and deliver the same on behalf of the Borrower and certified such Responsible Officer's authority with respect thereto; and (2) provided to the Bank satisfactory evidence of such Responsible Officer's authority to so execute and deliver such certificate, document or instrument on behalf of the Borrower.

         (d) FUNDING BY PARTICIPANT. The Bank shall have no obligation to make any Working Capital Advance unless the Participant has remitted to the Bank its pro rata share of such Working Capital Advance.

         (e) NO DEFAULT. On the date of each Working Capital Advance and after giving effect hereto, there shall exist no Default or Event of Default.

         (f) REPRESENTATIONS AND WARRANTIES. On the date of each Working Capital Advance and after giving effect thereto, all representations and warranties contained in Section 10 shall be true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of such date.

         (g) OTHER LEGAL MATTERS. All legal matters incidental to the Working Capital Advances shall be satisfactory to the Bank.

    6.2 CONDITION TO EACH AUTOMATIC WORKING CAPITAL ADVANCE FOR PAYMENT OF INTEREST. Prior to any Working Capital Advance for the automatic payment of interest pursuant to Section 2.6, the following conditions shall have been met:

         (a)  CONDITIONS TO EACH WORKING CAPITAL ADVANCE.  The conditions in
Section 6.1 shall have been satisfied.

         (b) AUTHORIZATION FOR AUTOMATIC PAYMENT. The authorization for the automatic payment of interest pursuant to Section 2.6 shall be in effect and the Borrower shall have not revoked such authorization.


SECTION 7.  RELEASE OF UNITS, PORTIONS OF THE PROPERTY DUE TO BULK

                          SALES, PUUEO PROPERTY AND LOT 8-B

    7.1 RELEASE OF UNITS. From time to time, the Bank, within a reasonable time after a request by Borrower, shall execute and deliver to the Borrower instruments releasing from the lien of the Mortgage (as amended by the Amendment to Mortgage) a specified individual Unit which has been sold to a bona fide purchaser, subject, however, to each and every of the following conditions:

         (a) Construction of the applicable Unit shall have been completed in compliance with all ordinances, requirements, standards, and procedures of the applicable county, and the Unit to be released must consist of a condominium unit or a legally subdivided lot.

         (b) The Bank shall not be required to give any release if an Event of Default exists at the time of the request for the release or there has occurred an event which with notice or the passage of time or both would constitute an Event of Default.

         (c) Simultaneously with each release of a Unit, the Partial Release Price shall be paid to the Bank in cash or by certified check.

    7.2 RELEASE UPON BULK SALES. Upon a bulk sale of a portion of the Property to a bona fide purchaser unaffiliated with Borrower or Guarantor, the terms of which sale have been approved by the Bank, the Bank will, within reasonable time after a request by Borrower, execute and deliver to the Borrower instruments releasing the portion of the Property sold, subject, however, to each and every of the following conditions:

         (a) The Bank shall not be required to give the release if an Event of Default exists at the time of the request for the release or there has occurred an event which with notice or the passage of time or both would constitute an Event of Default.

         (b) Simultaneously with such release, the Bank receives the sums payable to the Bank as provided in Section 3.1(a)(2)(iii).

    7.3 RELEASE OF PUUEO PROPERTY. The Bank, within a reasonable time after request by the Borrower, shall execute and deliver to the Borrower instruments releasing the Puueo Property from the lien of the Mortgage (as amended by the Amendment to Mortgage) and other applicable Loan Documents subject, however, to each and every of the following conditions:

         (a) The Bank shall not be required to give the release if an Event of Default exists at the time of the request for the release or there has occurred an event which with notice or the passage of time or both would constitute an Event of Default.

         (b) Prior to or simultaneously with the release of the Puueo Property, full payment of the entire outstanding balances under the Puueo Land Loan and the Other Land Loan.

    7.4 RELEASE OF LOT 8-B. Upon the Borrower's request, the Bank shall release Lot 8-B (which Lot 8-B is more particularly described in Exhibit B attached to the Mortgage) without payment by Borrower to the Bank of any sums if Lot 8-B is, concurrently with such release, dedicated to the appropriate Governmental Authority.


                               SECTION 8.   COVENANTS.

    While this Agreement is in effect and until all obligations hereunder, under the Notes and other Loan Documents shall have been paid and performed in full, the Borrower agrees that:

    8.1 FINANCIAL STATEMENTS AND OTHER INFORMATION. The Borrower will furnish to the Bank (in each case prepared in accordance with generally accepted accounting principles applied on a consistent basis):

         (a) Within one hundred twenty (120) days after the end of each fiscal year of the Borrower, financial statements of Borrower including an income statement, balance sheet and statement of cash flows, each such financial statement to be prepared and audited by a firm of independent certified public accountants selected by Borrower and reasonably satisfactory to the Bank, or, in lieu thereof, the Form 10K filed by Borrower.

         (b) As soon as available but not later than sixty (60) days after the close of each fiscal quarter, the balance sheet of the Borrower as of the close of such quarter and statement of income for the Borrower for the period from the beginning of the then current fiscal year to the end of such quarter, such financial statements to be certified by the Responsible Officer as being complete and correct and fairly and accurately presenting the financial condition of the Borrower, or, in lieu thereof, the Form 10Q filed by Borrower.

         (c) From time to time, with reasonable promptness, such further information regarding the business, affairs and financial condition of the Borrower as the Bank may reasonably request.

         (d) Upon acquiring knowledge of the existence of a Default or Event of Default, the Borrower will promptly deliver to the Bank a certificate of the Responsible Officer of the Borrower specifying:

              (1)  the nature of such Default or Event of Default,

              (2)  the period of the existence thereof, and

              (3) the actions that the Borrower proposes to take with respect thereto.

         Borrower agrees that, during the entire term of this Agreement, the Bank shall have the continuing right to obtain credit reports on the Borrower without further authorization from Borrower.

    8.2 NOTICE OF LITIGATION OR LOSS. The Borrower shall give to the Bank prompt written notice of:

         (a) any and all pending or threatened actions, suits and proceedings involving or affecting the Borrower and involving an amount of $100,000.00 or more or an adverse determination of which would materially adversely affect the condition (financial or otherwise) or operations of the Borrower;

         (b) any uninsured loss through fire, theft, liability or property damage exceeding $100,000.00; and

         (c) any combination of pending or threatened actions, suits and proceedings involving or affecting the Borrower and uninsured losses which involve, in the aggregate in any one fiscal year, $100,000.00 or more.

    8.3 TAXES. The Borrower shall duly pay and discharge, or cause to be paid and discharged, when due, all taxes, assessments and other governmental charges imposed upon it and its properties (including the Property, the Puueo Property and the Other Parcels), or any part thereof or upon the income or profits therefrom, as well as all claims for labor, materials or supplies which if unpaid might by law become a lien or charge upon any of the Borrower's properties, except such of the foregoing as are being diligently contested in good faith and by appropriate proceedings and reserved against on its balance sheet, if and to the extent required under generally accepted accounting principles.

    8.4 INSURANCE. The Borrower shall insure and keep insured, with good and responsible insurance companies selected by the Borrower, all of its property of an insurable nature (including, without limitation, all buildings, equipment and fixtures) against damage, fire and other casualties in such manner and to the extent required by the Bank. Borrower shall furnish the Bank with certificates (ACORD Form 27) evidencing the required insurance coverage and shall provide the Bank with renewal certificates at least ten (10) Business Days prior to the expiration date of each policy for which a certificate was previously furnished. If Borrower fails to maintain the required insurance, the Bank is authorized to obtain the insurance at Borrower's expense.

    8.5 EXISTENCE, ETC. Except as otherwise consented to in writing by the Bank, the Borrower shall at all times: (a) maintain, preserve and keep in full force and effect its existence as a Delaware corporation; (b) comply with all applicable statutes, laws, rules and regulations of all Governmental Authorities; (c) remain or become qualified to engage in business in good standing in all jurisdictions in which the nature or transaction of its business or the character of its properties make such qualification necessary; and
(d) maintain, preserve and protect all Governmental Authorizations and all other rights, franchises, licenses, patents, trademarks and tradenames owned by or licensed to the Borrower and material to its business or its performance of its obligations under the Loan Documents.

    8.6 MAINTENANCE. The Borrower shall maintain, preserve and keep the Property, the Puueo Property, the Other Parcels and Borrower's equipment and every part thereof in good repair, working order and condition.

    8.7 REPORTABLE EVENT. The Borrower shall, as soon as possible and, in any event, within twenty (20) days after it knows or has reason to know that a Reportable Event has occurred, that an accumulated funding deficiency has been incurred or an application may be or has been made to the Secretary of the Treasury for a waiver of the minimum funding standard under Section 412 of the Code with respect to a Plan, that a Plan has been or may be terminated, that proceedings may be or have been instituted to terminate a Plan, or that the Borrower or an ERISA Affiliate will or may incur any liability to or on account of a Plan under Section 4062, 4063, 4064, 4201 or 4204 of ERISA, deliver to the Bank a certificate of the chief financial officer setting forth details as to such occurrence and action, if any, which it is required or proposes to take, together with any notices required or proposed to be filed with or by it, the ERISA Affiliate, the PBGC or the plan administrator with respect thereto. If requested by the Bank, the Borrower will furnish the Bank a copy of the annual report of each Plan (Form 5500 series), if any, required to be filed with the Internal Revenue Service. Copies of annual reports or any notices required to be delivered to the Bank hereunder shall be delivered no later than thirty (30) days after the later of the date such report or notice has been filed with the Internal Revenue Service or the PBGC or the date of receipt thereof. If the Borrower does not maintain a Plan, but shall at any time adopt or become obligated to contribute to a Plan, it shall comply with the foregoing provisions of this Section 8.7.

    8.8 INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS. The Borrower shall permit the Bank and/or any authorized representative(s) designated from time to time by the Bank to visit and inspect any of the properties of the Borrower, including its financial and accounting records, and to make copies and take extracts therefrom, and to discuss its affairs, finances and accounts with its officers and independent public accountants, all upon reasonable notice and at such reasonable times during normal business hours, as often as may be reasonably requested. In connection with such inspections, Bank shall cause as little interference with the Borrower's business operations as is reasonably possible. The Borrower shall keep proper books of record and account in which full, true and correct entries in conformity with generally accepted accounting principles, consistently applied (and in conformity with all Requirements of Law) shall be made of all dealings and transactions in relation to its business and activities. Bank agrees to keep confidential (except for disclosure to the Participant who agrees to abide by confidentiality and use covenants substantially similar to those contained herein) all information pertaining to Borrower's business and financial projections obtained by Bank from Borrower which is not already public information and, in addition, shall not use such information in violation of applicable securities laws.

    8.9 GOVERNMENTAL AUTHORIZATIONS. The Borrower shall at all times comply in all respects with the terms of all Governmental Authorizations, and shall promptly (and in any event within ten (10) Business Days) notify the Bank upon obtaining knowledge of: (a) the termination, cancellation, material modification, lapse, non-renewal or other loss of any Government Authorization; and (b) any proceedings to which the Borrower is a party which involves a material risk of any matters set forth in clause (i) immediately preceding, and shall promptly furnish the Bank with copies of and information with respect to any new Governmental Authorizations issued to or acquired by the Borrower.

    8.10 CHANGES TO PLANS AND SPECIFICATIONS OR CONSTRUCTION CONTRACT. No material changes shall be made in any Plans and Specifications without the prior written approval of the Bank, and the sureties on applicable bonds. A change shall be considered material if it results in a Change Order requiring the approval of the Bank as set forth below. Borrower will not permit the performance of any work pursuant to any Change Order which will result in an increase or decrease in the cost of the construction of the applicable On-site Improvements or Units in excess of $100,000.00 (each change considered separately without reduction by cost savings or increase by other change), nor pursuant to any Change Order which, together with the aggregate of Change Orders theretofore executed by the Borrower for the applicable On-site Improvements or Units, will result in an increase or decrease in such price in excess of an aggregate amount of $500,000.00, unless, in either case, Borrower shall have received the prior written approval of the Bank to such Change Order. In all cases, computations of increases will be made without giving effect to any cost savings and all decreases will be calculated without giving effect to cost increases. (By way of example, if a Change Order involves changes which increase the cost by $150,000.00 but also involves changes which decrease the cost by $100,000.00, consent will still be required). Borrower will obtain all required consents of all sureties on applicable bonds before approving or requesting any Change Order.

    8.11 COMPLIANCE OF PROPERTY WITH LAWS. Borrower has examined and is familiar with all the covenants, conditions, restrictions, reservations, building laws, regulations and zoning ordinances affecting the Property and the Puueo Property including without limitation any special regulations. After construction in accordance with the Plans and Specifications, the applicable On-site Improvements or Units will, in all respects, conform to and comply with the requirements of said covenants, conditions, restrictions, and reservations and will not be in violation of applicable building laws, regulations and zoning ordinances and shall be in accordance with all requirements of the Governmental Authorities having jurisdiction thereof.

    8.12 CONSENTS. All required consents, permissions and licenses required by any Governmental Authority to which Borrower is subject or to which the construction is subject and which may be necessary in relation to this Agreement, the Facilities, or the construction of the applicable On-site Improvements or Units have been obtained or will be obtained prior to the date required.

    8.13 COMPLETION OF CONSTRUCTION. The Borrower will diligently proceed with the construction of all On-site Improvements and Units commenced during the term of this Agreement and complete the construction thereof no later than sixty
(60) days prior to the Maturity Date.

    8.14 PAYMENT OF CONSTRUCTION COSTS. Borrower will pay promptly all valid charges for material and labor of the General Contractor(s) and of subcontractors. Should any claims of lien be filed or recorded or any stop notice served, Borrower shall forthwith pay and discharge the same and cause the same to be released or bond around the same.

    8.15 CONTRACTOR'S INSURANCE. Borrower will require the General Contractor(s) and subcontractors to carry: (a) liability insurance with coverage and in a form acceptable to the Bank, naming the Bank as an additional insured; and (b) workmen's compensation insurance.

    8.16 PERFORMANCE OF CONSTRUCTION. Borrower shall coordinate the construction so that all work and materials shall be in accordance with good building practices and in conformity with all governmental laws and regulations and in strict accordance with the Plans and Specifications.

    8.17 SIGN(S). At the Bank's request, Borrower will, at its cost erect and maintain during the period of construction signs (provided by the Bank) on the Property indicating the source of construction financing.

    8.18 CHANGE IN NATURE OF BUSINESS; ORGANIZATIONAL DOCUMENTS; OR NAME. The Borrower hereby agrees that, so long as: (a) this Agreement remains in effect; or (b) any of the Notes remain outstanding and unpaid; or (c) or any other amount is owing to the Bank under any of the Loan Documents, the Borrower shall not (without the prior written consent of the Bank): (x) change the nature of its business as conducted or proposed to be conducted on and as of the date hereof; or (y) engage in any type of business not reasonably related to such business; or (z) amend, modify, revise, supplement or otherwise change the terms of its Organizational Documents in a manner that violates any other provision of the Loan Documents or which would adversely affect the Facilities or the Bank's rights under the Loan Documents.

    8.19 INVESTMENT LIMITATIONS. The Borrower shall not, without the Bank's prior written consent, make any additional investments in any of its projects exceeding the following sums, in each case calculated for the period beginning on September 8, 1995 and continuing through the Maturity Date: (a) $750,000.00 with respect to any one Existing Project; or (b) $1,000,000.00 in the aggregate with respect to all Existing Projects. Additionally, any additional investments in new projects, either directly or indirectly, including any phase (other than Phase I) of the Project, shall be prohibited without the prior written consent of the Bank.

    8.20 DISCLOSURE OF INFORMATION. Borrower consents to all discussions and disclosures of information regarding any aspect of the Facilities, the Borrower, its operations or financial condition, including insurance information, and to all agreements made, now or in the future, between the Bank and the Participant pertaining to the Borrower or the Facilities as the Bank and the Participant deem appropriate.

    8.21 SUBMISSIONS TO DCCA. Borrower will: (a) within sixty (60) days after receipt of final subdivision approval for any Module to be developed as a residential subdivision, submit to the DCCA all materials necessary to obtain a Final Order of Registration, if the subdivision is being, or is required to be, registered; and (b) within sixty (60) days after receipt of the first building permit for a Unit in a condominium project (or phase thereof), submit to the DCCA all materials necessary to obtain a Final Public Report.

    8.22 ENVIRONMENTAL ASSESSMENT AND AUDIT AND SURVEY OF PUUEO PROPERTY. The Borrower shall perform its obligations under Sections 4.3(j) and (k) by the dates specified therein.


                           SECTION 9.   EVENTS OF DEFAULT.

    Upon the occurrence of any of the following events (each an "Event of Default"):

    9.1 REPRESENTATIONS, ETC. Any certificate furnished by the Borrower to the Bank pursuant hereto shall prove to have been incorrect in any material adverse respect or any of the representations and warranties made by the Borrower herein or in connection herewith shall prove to have been incorrect in any material, adverse respect when made and either: (a) the Borrower knew or should have known, that such certificate or representations and warranties were incorrect; or (b) Borrower did not know and should not have known that such certificate or representations and warranties were incorrect, and the Borrower fails to correct said certificate, representation or warranty within thirty (30) days, provided that, if in the reasonable judgment of the Bank, such Default cannot be remedied by the Borrower within such thirty (30) day period despite all due diligence with respect thereto, such Default shall not constitute an Event of Default hereunder provided that and so long as the Borrower shall diligently and continuously use its best efforts to remedy such Default and shall prosecute the same to completion.

    9.2 PRINCIPAL, INTEREST AND OTHER SUMS. The Borrower shall fail to pay when due: (a) any payment of principal on any Note; (b) any payment of interest on any Note; or (c) any other amounts payable by the Borrower hereunder or under any of the other Loan Documents.

    9.3 BANKRUPTCY, ETC. The Borrower shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy" as now or hereafter in effect or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Borrower under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or other similar law of any jurisdiction now or hereafter in effect, and relief is ordered against the Borrower or the petition is controverted but is not dismissed within ninety (90) days after the commencement of such case; or the Borrower is not generally paying its debts as they become due; or a trustee (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower; or the Borrower commences any other proceeding under any reorganization, arrangement, readjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower; or there is commenced against the Borrower any such proceeding which remains undismissed for a period of ninety (90) days or the Borrower fails to controvert in a timely manner any such case under the Bankruptcy Code or any such proceeding; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower by any act or failure to act indicates its consent to, approval of or acquiescence in any such case or proceeding or in the appointment of any custodian or the like for it or any substantial part of its property or suffers any such appointment to continue undischarged or unstayed for a period of ninety (90) days; or the Borrower makes a general assignment for the benefit of creditors; or any action is taken by the Borrower for the purpose of effecting any of the foregoing.

    9.4 SECURITY DOCUMENTS. Any Loan Document or other agreement, if any, now or hereafter securing all or any part of the obligations of the Borrower under this Agreement or the Notes shall be deemed not to be legal, valid and binding in accordance with its terms or the Borrower or any other obligor thereunder shall deny any liability thereunder and Borrower fails to cure the same within thirty (30) days after written notice thereof is given by the Bank to Borrower.

    9.5 ERISA. Any of the following events occurs: (a) any member of the Controlled Group of which the Borrower is a member shall fail to pay when due an amount or amounts which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA. (b) a notice of intent to terminate a Plan or Plans having aggregate Unfunded Vested Liabilities in excess of $100,000.00 (collectively, a "Material Plan") shall be filed under Title IV of ERISA by any member of the Controlled Group; (c) any plan administrator or any combination of the foregoing or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Material Plan; or (d) a proceeding shall be instituted by a fiduciary of any Material Plan against any member of the Controlled Group to enforce Section 515 of ERISA and such proceeding shall not have been dismissed within thirty (30) days thereafter; (e) a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated.

    9.6 JUDGMENT. Any final, uninsured judgment shall be rendered against the Borrower for the payment of money in an amount which alone or with other outstanding final judgments exceeds $100,000.00 in the aggregate and: (a) such judgment shall not be discharged or fully bonded against within thirty (30) days; or (b) within thirty (30) days after entry of such judgment, execution shall not be stayed pending appeal; or (c) such judgment shall not be discharged within thirty (30) days after expiration of any such stay.

    9.7 DISSOLUTION. Any action or proceeding shall have been commenced to dissolve the Borrower or any petition or application shall have been filed to initiate dissolution of the Borrower and such action, proceeding, petition or application is not dismissed within ninety (90) days after the commencement thereof without a dissolution of the Borrower or the Borrower shall otherwise be deemed to have dissolved.

    9.8  TERMINATION OF GOVERNMENTAL AUTHORIZATIONS.  Any Governmental
Authorization: (a) which is material to the Borrower's business or operations; or (b) the loss of which could materially adversely affect the ability of the Borrower to perform its obligations under any of the Loan Documents, shall be suspended, terminated, revoked, shall expire without renewal on or before its expiration date, or shall become subject to any injunction or order which has not been stayed and which may, in the reasonable judgment of the Bank, materially adversely affect the business or operations of the Borrower or its ability to perform its obligations under the Loan Documents.

    9.9 CONSTRUCTION. Once work is commenced on any On-site Improvements or Units, work ceases on the construction of such On-site Improvements or Units for any reason other than strikes, lockouts, or acts of God beyond the control of Borrower for such period as would cause the completion of such work to extend more than sixty (60) days beyond the date shown for completion thereof in the CPM Schedule.

    9.10 RESPONSIBLE OFFICER. The authority of any Responsible Officer to have executed and/or delivered any document, instrument or certificate so executed and/or delivered on behalf of the Borrower pursuant to the Loan Documents shall for any reason be challenged or prove to have been insufficient for the purpose of binding the

Borrower with respect thereto and Borrower fails, upon the Bank's request, to immediately and effectively ratify the said authority of the Responsible Officer.

    9.11 OTHER COVENANTS. The Borrower shall fail to perform or observe any other term, covenant or agreement contained in this Agreement, the Notes or any other Loan Document on its part to be performed or observed and any such failure shall remain unremedied for the period provided for remedy thereof, or if no such period is specified, for a period of thirty (30) days after the earlier of:
(a) the date written notice thereof shall have been given by the Bank to Borrower; and (b) the date the Borrower should have delivered to the Bank a written notice of the occurrence of a Default or Event of Default pursuant to
Section 8.1(d) of this Agreement.

    9.12 GUARANTY. The Guarantor denies liability under, or attempts to revoke, or otherwise impairs the Guaranty or the Guarantor fails to perform or observe any obligation under the Guaranty and such failure is not cured within thirty (30) days after the Bank provides notice thereof to the Borrower.

Then and in any such event and at any time thereafter, if any Event of Default shall then be continuing, any of the following actions may be taken: (a) the Bank may by written notice to the Borrower, declare the principal of and accrued interest in respect of each Note to be, whereupon the same and all other amounts due hereunder shall become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any Note to the contrary notwithstanding; (b) the Bank may, by written notice to the Borrower, declare the Total Commitment and obligation of the Bank to make Construction Advances or Working Capital Advances hereunder terminated, whereupon the Total Commitment and the obligation of the Bank to make Construction Advances or Working Capital Advances shall terminate immediately and any and all accrued and unpaid fees under this Agreement shall forthwith become due and payable without any further notice of any kind; and (c) take all such other actions hereunder or under any of the other Loan Documents (whether provided herein, therein, or otherwise by law) as the Bank may elect; provided that if an Event of Default described in
Section 9.3 hereinabove shall occur, the result which would otherwise occur only upon the giving of written notice by the Bank to the Borrower as specified in clauses (a) and (b) above, such Event of Default shall occur automatically without the giving of any such notice. In addition to the foregoing, the Bank may, at its option and without obligation to do so, enter the Property and cause to be performed and furnished any and all labor or work and materials which the Bank may deem necessary or desirable for the protection and completion of the On-site Improvements and Units under construction in accordance with the Plans and Specifications or as modified as the Bank may deem necessary and, to this end, the Bank may do any act and enter into any contract and incur and pay such costs therefor as the Bank deems proper for such purpose, and any sums so expended shall be deemed disbursements of Construction Advances to Borrower and secured by the Loan Documents. Should the amounts expended, including incidental expenses and attorneys' fees, exceed the unexpended balance of the Construction LOC, Borrower agrees to pay such excess to the Bank on demand, together with interest thereon at the Default Rate under the applicable Note and the amount thereof shall be secured by the Loan Documents with the same effect as if originally part of the Construction LOC. The Bank shall also have power to prosecute and defend all actions and proceedings in connection with the construction of the On-site Improvements and Units and to take such action and require such performance as the Bank deems necessary under the General Contract(s), the Architect's/ Engineer's Agreement, and any performance and payment bonds.


    SECTION 10.    REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

    In order to induce the Bank to enter into this Agreement and the Bank to provide the Facilities provided for herein, the Borrower makes the following representations, warranties and agreements to and with the Bank:

    10.1 CORPORATE STATUS. The Borrower: (a) is a Delaware corporation, duly organized and registered and validly existing and in good standing under the laws of the State of Delaware; (b) is authorized, to the extent required under applicable law, to do business and is in good standing under the laws of all states of the United States and in any other jurisdiction wherein the nature of its business requires such qualification and the failure to so qualify will have a material adverse effect on the Borrower; and (c) has all necessary power and authority to execute, deliver and perform this Agreement, the other Loan Documents and the Note and to borrow the sums hereunder.

    10.2 AUTHORITY; NO CONFLICT. The execution, delivery and performance by the Borrower of this Agreement, the Notes and the other Loan Documents to be executed and delivered by it as contemplated by this Agreement, have been duly authorized by all necessary corporate action by the Borrower and do not and will not violate any provision of law or regulation, or any decree, order, writ or judgment to which the Borrower is subject, or any provisions of Borrower's Organizational Documents, result in the breach of or constitute a default under any indenture or other agreement or instrument to which the Borrower is a party and which breach, individually or collectively with all other breaches of other agreements or instruments, could materially adversely affect the business or operations of the Borrower or its ability to perform its obligations under the Loan Documents.

    10.3 RESPONSIBLE OFFICER. The Responsible Officer designated from time to time by the Borrower pursuant to Section 5.2(c) and 6.1(c) hereinabove to execute and deliver any document, certificate or other instrument hereunder shall have or be deemed to have at the time of such execution and delivery all necessary corporate authority to so execute and deliver such documents, certificates and other instruments on behalf of the Borrower, and shall continue to have, or be deemed to have, such authority until such time as the Bank shall have received written notice from the Borrower explicitly revoking such authority on a prospective basis.

    10.4 LEGALITY, ETC. This Agreement constitutes and, when executed and delivered, the Notes and the other Loan Documents will constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms, except to the extent limited by bankruptcy, insolvency or reorganization laws or by other laws relating to or affecting the enforceability of creditors' rights generally and by general equitable principles which may limit the right to obtain equitable remedies.

    10.5 FINANCIAL STATEMENTS. The financial statements of the Borrower for the period ending December 31, 1996, furnished to the Bank, fairly present the financial position of the Borrower. Since that date there has been no adverse change in the business, assets, financial condition or operations of the Borrower which would materially and adversely affect the ability of the Borrower to perform any of its obligations hereunder, under the Notes or under the other Loan Documents.

    10.6 LITIGATION. No litigation, arbitration or administrative proceeding is pending and, to the knowledge of the Borrower, no written threat of such action has been made against the Borrower, which, if determined adversely, would materially and adversely affect the ability of the Borrower to perform any of its obligations under this Agreement, the Notes or the other Loan Documents and the Borrower agrees to provide the Bank with such information in respect of all such litigation, arbitration and administrative proceedings as the Bank may from time to time reasonably request. There is no litigation, arbitration or administrative proceeding pending or, to the knowledge of the Borrower, no written threat of such action against the Borrower which questions the validity of this Agreement, the Notes or the other Loan Documents.

    10.7 NO VIOLATION. No part of the proceeds of the Facilities will be used, directly or indirectly by the Borrower for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, or for any other purpose which violates, or which conflicts with, the provisions of Regulations G, T, U or X of said Board of Governors. The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any such "margin stock."

    10.8  ERISA.

         (a) The issuance of the Notes hereunder will not cause the Borrower to be engaged in a "prohibited transaction," as such term is defined in Section 4975 of the Code and there have not been any "reportable events," as that term is defined in Section 4043 of the Employee Retirement Income Security Act of 1974, as amended, which would result in a material liability to the Borrower.

         (b) With respect to each Plan, the Borrower and each member of the Controlled Group of which the Borrower is a member have fulfilled their obligations under the minimum funding standards of ERISA and the Code and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any termination liability to the PBGC under Title IV of ERISA which is currently unsatisfied. With respect to each Plan which is a multiemployer pension plan, the Borrower and each member of the Controlled Group have fulfilled their respective Plan contribution requirements under the applicable collective bargaining agreement and have not incurred any withdrawal liability to the Plan under Title IV of ERISA which is currently unsatisfied.

    10.9 CONSENTS. No Governmental Authorizations or other authorization, consent or approval from governmental bodies, regulatory authorities or other Governmental Authorities is required for the execution, delivery and performance of this Agreement or any of the other Loan Documents by the Borrower, except such Governmental Authorizations and other authorizations, consents and approvals as have been obtained prior to the request for any Construction Advance and which are in full force and effect at the time of the funding of each Construction Advance.

    10.10 PAYMENT OF TAXES. The Borrower has filed all federal, state and local tax returns which are required to be filed by it and has paid or caused to be paid all taxes as shown on such returns or on any assessment received by it to the extent that such taxes have become due, except such taxes, if any, as are being contested in good faith as to which adequate reserves have been provided.

    10.11 PERFORMANCE OF OTHER AGREEMENTS. The Borrower is not in default in any manner which would materially and adversely affect the business, assets operations or conditions (financial or otherwise) of the Borrower in the performance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which the Borrower is a party or by which the Borrower or any of its properties is bound.

    10.12 TITLE TO PROPERTIES. The Borrower has good and marketable title to all of its properties and assets, and all of such properties and assets are free and clear of mortgages, pledges, liens, charges and other encumbrances except as otherwise consented to in writing by the Bank.

    10.13 GOVERNMENTAL AUTHORIZATIONS. The Borrower has duly and timely filed all registration statements and other filings which are required to be filed under applicable law with respect to the operation of its business and is and shall remain at all times in all respects in compliance with all Governmental Authorizations and Requirements of Law. The Borrower is presently and shall continuously remain in compliance in all respects with all terms and conditions of all federal, state and local laws, all rules, regulations and administrative orders of all Federal, State and local commissions or authorities which have jurisdiction over the Borrower or the operation of its business.

    10.14 TRUE AND COMPLETE COPIES. All copies of documents heretofore furnished by, or on behalf of, the Borrower to the Bank are true and complete copies of the originals thereof, and all amendments and modifications thereto, and are in full force and effect. There have been no amendments or modifications to any such document except as heretofore disclosed in writing to the Bank.

    10.15 USE OF PROCEEDS. Proceeds of the Construction Advances will be used solely for the purposes described in Section 1.4.

    10.16 STATUS REPORTS. Borrower shall provide to the Bank, in each case in form and substance satisfactory to the Bank, the following status reports:

    (a) A weekly status report for each Module, itemizing the Units for which Borrower holds sales contracts, the Units for which sales have closed and unsold Units under construction, which status report shall be updated accordingly thereafter.

    (b) A monthly status report for the bulk sales of all or a portion of the Property and the sale of Other Parcels, which status report shall be updated accordingly thereafter.

All of the representations and warranties stated above in this Section 10 shall survive until all obligations hereunder, under the Notes and under the other Loan Documents are satisfied in full and this Agreement is terminated.


                             SECTION 11.  MISCELLANEOUS.

    11.1 DEFINITIONS. As used herein the following capitalized terms shall have the meanings herein specified and shall include in the singular number the plural and in the plural number the singular:

          "AGREEMENT" shall mean this Master Facility Agreement, as it may from time to time be amended, supplemented or otherwise modified.

          "AMENDMENT TO MORTGAGE" shall mean an amendment to the Mortgage, in form and content satisfactory to the Bank, granting, among other things, a first lien on all of the Borrower's right, title and interest in and to the Puueo Property and the improvements constructed and to be constructed thereon and personal property related thereto.

          "APPRAISAL" shall mean an updated appraisal of the Fair Market Value of the Land and Units within a Module, to which appraisal is based on the assumption such Units have been completed and which appraisal is in form and substance and by an appraiser satisfactory to the Bank.

          "ARCHITECT'S/ENGINEER'S AGREEMENT" shall mean the contract(s) between Borrower and Borrower's Architect(s)/Engineer(s) for the performance of architectural/engineering services for the construction of the On-site Improvements or Units, as applicable.

          "ARCHITECT'S/ENGINEER'S STATEMENT" shall mean the agreement to be executed by Borrower's Architect(s)/Engineer(s) in favor of the Bank in the form attached hereto as EXHIBIT I.

          "AS-IS LAND VALUE" shall have the meaning assigned thereto in
Section 1.5.

          "ASSIGNMENT OF ESCROW AGREEMENT, SALES CONTRACTS AND ESCROW DEPOSITS" shall mean a document in the form of EXHIBIT J attached hereto as amended by the Assignment of Escrow Agreement, Sales Contracts and Escrow Deposits and Amendment in the form of EXHIBIT J-1 attached hereto.

          "BANKRUPTCY CODE" shall have the meaning assigned thereto in
Section 9.3.

          "BANK'S ARCHITECT/ENGINEER" shall mean the architect and/or engineer retained by the Bank to review the Construction Contract(s), Plans and Specifications, soils reports and other documents related to the construction of the On-site Improvements and Units, the cost of whose services shall be borne by Borrower, and in the event all or a portion of such functions are performed by the Bank, references in this Agreement to such architect/engineer shall be deemed to be references to the Bank.

          "BASE RATE" shall mean, for any day, the primary index rate established by the Bank from time to time in good faith in the ordinary course of its business and with due consideration of the money market, and published by intrabank circular letters or memoranda for the guidance of its loan officers in pricing all of its loans in respect of which the interest rate floats with or above the Base Rate, provided, that if such index rate is discontinued and replaced by a comparable rate, then it shall mean the comparable rate.

          "BORROWER'S ARCHITECT(S)" shall mean Riecke Sunnland Kono Architects, Ltd. or any other architect(s) to be approved by the Bank.

          "BORROWER'S ENGINEER(S)" shall mean Warren S. Unemori Engineering, Inc. or any other engineer(s) to be approved by the Bank.

          "BUDGET" shall mean the detailed budget of the overall cost of the construction of the applicable On-site Improvements or Units, including all Construction Costs and Indirect Costs, which has been approved by the Bank.

          "BUILDING FACILITY" shall have the meaning assigned thereto in Recital B.

          "BUILDING LOAN AGREEMENT" shall have the meaning assigned thereto in Recital B.

          "BUILDING NOTE"  shall have the meaning assigned thereto in Recital
B.

          "BULK SALE OF UNITS" shall have the meaning assigned thereto in
Section 3.1(a)(2)(iii).

          "BUSINESS DAY" shall mean any day excluding: (a) Saturday and Sunday; and (b) any day on which banks in Honolulu, Hawaii are authorized or required by law or other governmental actions to close.

          "CHANGE ORDER(S)" shall mean any amendments or modifications to the Plans and Specifications or General Contract(s) or any subcontract.

          "CLOSING" shall mean the recording of the Amendment to Mortgage.

          "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          "COLLATERAL DOCUMENTS" shall have the meaning assigned thereto in Recital C.

          "CONSENT AND AGREEMENT OF CONTRACTOR" shall mean the agreement to be executed by the General Contractor(s) in favor of the Bank in the form attached hereto as Exhibit F.

          "CONSTRUCTION ADVANCE(S)" shall have the meaning assigned thereto in
Section 1.1(a).

          "CONSTRUCTION COSTS" shall mean the total of all direct costs of construction of the On-site Improvements or Units, as applicable.

          "CONSTRUCTION LOC" shall have the meaning assigned thereto in
Section 1.1(a).

          "CONSTRUCTION LOC COMMITMENT" shall have the meaning assigned thereto in Section 1.1(a).

    "CONTROLLED GROUP" shall mean with respect to any specified Person, (a) all members of an affiliated group of corporations within the meaning of Section 1504 of the Code and (b) all trades or businesses (whether or not incorporated) under common control which, together with such Person, are treated as a single employer under Section 414(b) or 414(c) of the Code.

    "CPM SCHEDULE" shall mean a critical path method construction schedule or the equivalent thereof.

    "DEFAULT" shall mean any event, act or condition which with notice or lapse of time or both or with any other event, act or condition would constitute an Event of Default.

    "DEFAULT RATE" shall have the meaning assigned thereto in Section 2.3.

    "DCCA" shall mean the Department of Commerce and Consumer Affairs of the State of Hawaii.

    "EFFECTIVE DATE" shall mean the date when the Bank and the Borrower shall have signed and delivered a counterpart of this Agreement.

    "ERISA" shall mean the Employee Retirement Income Security Act of 1974 as amended from time to time. Section references to ERISA are to ERISA as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

    "ERISA AFFILIATE" shall mean each trade or business (whether or not incorporated) which together with the Borrower or any of its subsidiaries would be deemed to be a "single employer" within the meaning of Section 4001 of ERISA.

    "ESCROW'S CONSENT" shall mean a document in the form of EXHIBIT L attached hereto.

    "EVENT OF DEFAULT" shall mean each of the Events of Default specified in
Section 9 of this Agreement.

    "EXISTING PROJECT(S)" shall mean the projects described in EXHIBIT M attached hereto.

    "FACILITY OR FACILITIES" shall have the meaning assigned thereto in
Section 1.1.

    "FAIR MARKET VALUE" of any property (personal or real) shall mean the purchase price therefor which would be obtained in an arm's-length cash transaction between an informed and willing purchaser and an informed and willing seller, in each case under no compulsion to enter into such transaction.

          "FINANCING STATEMENT" shall mean a UCC-1 financing statement executed by Borrower in favor of the Bank.

          "FIRST AMENDMENT TO ARCHITECT'S/ENGINEER'S STATEMENT" shall mean an amendment to the Architect's/Engineer's Statement in the form of EXHIBIT I-1 attached hereto.

          "FIRST AMENDMENT TO CONSENT AND AGREEMENT OF CONTRACTOR" shall mean an amendment to the Consent and Agreement of Contractor in the form of EXHIBIT K-1 attached hereto.

          "FIRST AMENDMENT TO ESCROW'S CONSENT TO ASSIGNMENT" shall mean an amendment to Escrow's Consent to Assignment in the form of EXHIBIT L-1 attached hereto.

          "GENERAL CONTRACT(S)" shall mean the contract between Borrower and the General Contractor(s) for construction of the On-site Improvements or Units, as applicable.

          "GENERAL CONTRACTOR(S)" shall mean the general contractor under a General Contract and which is acceptable to the Bank.

          "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "GOVERNMENTAL AUTHORIZATIONS" shall mean all franchises, licenses, permits, consents, approvals, authorizations and agreements granted or issued by any local, state or Federal commission, agency or authority or any other Governmental Authority, whether presently existing or hereafter granted or issued to or obtained or used by the Borrower in its business.

          "GUARANTOR" shall have the same meaning assigned thereto in Recital
F.

          "GUARANTY" shall have the meaning assigned thereto in Section 1.6.

          "HAZARDOUS MATERIALS INDEMNITY AGREEMENT" shall mean an agreement whereby Borrower indemnifies the Bank against all claims, losses and damages related to hazardous materials in, on or about the Property, in form and substance satisfactory to the Bank.

          "INDIRECT COSTS" shall mean the total of the costs and expenses other than

Construction Costs relating to construction of the On-site Improvements or Units, as applicable, and the financing thereof.

          "INFRASTRUCTURE" shall mean the off-site infrastructure (including drainage, sewer and water lines and roadways) necessary to deliver the 387 residential units comprising Phase I of the Project.

          "INFRASTRUCTURE FACILITY" shall have the meaning assigned thereto in Recital A.

          "INFRASTRUCTURE LOAN AGREEMENT" shall have the meaning assigned thereto in Recital A.

          "INFRASTRUCTURE NOTE" shall have the meaning assigned thereto in Recital A.

          "KEHALANI FINANCING STATEMENT" shall have the meaning assigned thereto in Recital C.

          "KEHALANI HAZARDOUS MATERIALS INDEMNITY AGREEMENT" shall mean an agreement whereby Borrower indemnifies the Bank against all claims, losses and damages related to hazardous materials in, on or about the Property, in form and substance satisfactory to the Bank.

          "LOAN(S)" shall have the respective meanings assigned thereto in
Section 1.1.

          "LOAN DOCUMENTS" shall mean this Agreement, the Notes, the Mortgage, the Kehalani Financing Statement, the Kehalani Hazardous Materials Indemnity Agreement, the Amendment to Mortgage, the Puueo Financing Statement, the Puueo Hazardous Materials Indemnity Agreement, the Guaranty, the First Amendment to Architect's/Engineer's Statement, the First Amendment to Consent and Agreement of Contractor, the First Amendment to Escrow's Consent to Assignment and all such other instruments, documents and agreements evidencing or securing the Facilities or required by the terms of this Agreement to be executed and delivered by Borrower (or Guarantor, as applicable) as a condition to the Facilities.

          "MAKAI LAND LOAN" shall have the meaning assigned thereto in Section 1.1.

          "MATERIAL PLAN" shall have the meaning assigned thereto in
Section 9.5.

          "MATURITY DATE" shall mean May 31, 1998.

          "MAUKA LAND LOAN" shall mean the Nine Million Dollar ($9,000,000.00) commercial mortgage loan being made by Bank to Borrower concurrently herewith.

          "MAXIMUM AGGREGATE BALANCE" shall have the meaning assigned thereto in

Section 1.5.

    "MODIFICATIONS" shall have the meaning assigned thereto in Recital D.

    "MODULE(S)" shall have the meaning assigned thereto in Section 1.4.

    "MORTGAGE" shall have the meaning assigned thereto in Recital C.

    "NET SALES PROCEEDS" shall mean the gross sales proceeds for a Unit, less reasonable commissions and normal closing costs, which commissions and costs shall not, without the Bank's prior written consent, exceed, in the aggregate, five percent (5%) of the gross sales price.

    "NOTE(S)" shall have the respective meanings assigned thereto in Section 1.2(a).

    "ON-SITE IMPROVEMENTS" shall mean the on-site improvements to be constructed within a Module and necessary for the delivery of residential units within that Module.

    "ORGANIZATIONAL DOCUMENTS" shall mean, with respect to a corporation, its articles of incorporation and bylaws and all amendments thereto, and with respect to a partnership or joint venture, its partnership or joint venture agreement, and all amendments thereto.

    "ORIGINAL GUARANTY" shall have the meaning assigned thereto in Recital F.

    "ORIGINAL INDEBTEDNESS" shall have the meaning assigned thereto in Recital G.

    "OTHER LAND LOAN" shall have the meaning assigned thereto in Section
1.1(f).

    "OTHER PARCELS" shall mean the following parcels of real property owned in fee simple by the Borrower: Piihana and Iao II on the Island of Maui; Kalihiwai Ridge II on the Island of Kauai; and Kulaimano and Wainaku on the Island of Hawaii.

    "PARTIAL RELEASE PRICE" shall mean the portion of the Net Sales Proceeds payable to the Bank upon closing of the sale of an individual Unit as required in Section 3.1(a)(2)(i) and Section 3.1 (c)(2)(i).

    "PARTICIPANT" shall have the meaning assigned thereto in Section 4.5.

    "PAYMENT OFFICE" shall mean the Bank's office located at 111 South King Street, Honolulu, Hawaii 96813, or such other office as the Bank shall designate in writing to Borrower.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

          "PERSON" shall mean and include any individual, partnership, firm, corporation, association, trust or other enterprise or any governmental or political subdivision or agency, department or instrument thereof.

          "PLAN" shall mean at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either: (a) maintained by a member of the Controlled Group (including the Borrower) for employees of a member of the Controlled Group; or (b) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five (5) plan years made contributions.

          "PLANS AND SPECIFICATIONS" shall mean the final plans and specifications for the construction of the On-site Improvements or Units, as applicable, which have been prepared by Borrower's Architect(s)/Engineer(s) and approved as required by this Agreement, together with all amendments and modifications thereof made by Change Orders.

          "PROJECT" shall mean the Kehalani Master Planned Community Development Project located in Wailuku, Maui, Hawaii.

          "PROPERTY" shall mean approximately 547 acres of land located at Wailuku, Maui, Hawaii, comprising all of the land for all phases of the Project and more particularly described in Exhibit A to the Mortgage.

          "PURCHASE VALUE" shall have the meaning assigned thereto in
Section 1.5.

          "PUUEO FINANCING STATEMENT" shall mean a UCC-1 Financing Statement executed by Borrower in favor of the Bank.

          "PUUEO HAZARDOUS MATERIALS INDEMNITY AGREEMENT" shall mean an agreement whereby Borrower indemnifies the Bank against all claims, losses and damages related to hazardous materials in, on or about the Puueo Property, in form and substance satisfactory to the Bank.

          "PUUEO LAND LOAN" shall have the meaning assigned thereto in Section 1.1(e).

          "PUUEO PROPERTY" shall mean approximately 478 acres of land in the Puueo I and II development site located near Hilo, Hawaii and more particularly described in Exhibit A to the Amendment to Mortgage.

          "REPORTABLE EVENT" shall mean an event described in Section 4043(b) of ERISA (with respect to which the 30-day notice requirement has not been waived by the PBGC).

          "REGULATION D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect or any successor to all or a portion thereof establishing reserve requirements.

          "REQUEST FOR ADVANCE" shall mean a statement executed by Borrower and such other persons as the Bank shall request, in the form attached hereto as EXHIBIT N, setting forth the amount of the Construction Advance and/or the Working Capital Advance which Borrower is requesting and such other information as the Bank shall request.

          "REQUIREMENTS OF LAW" shall mean, as to any Person, the partnership agreement, certificate, charter or articles of incorporation and by-laws or other organizational or governing documents of such Person, and any material statute, law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "RESPONSIBLE OFFICER" shall mean such Person(s): (a) who shall have received and who shall possess all necessary and appropriate authority to execute and deliver certificates, documents and/or instruments hereunder on behalf of the Borrower; and (b) with respect to whom the Borrower shall have designated and certified to the Bank and provided the Bank satisfactory evidence of such authority pursuant to Section 5.2(c) hereof.

          "STANDING INVENTORY" shall mean the number of unsold Units in any Module which are either constructed or under construction which shall not exceed the numbers described in EXHIBIT H attached hereto.

          "STANDING INVENTORY VALUE" shall have the meaning assigned thereto in Section 1.5.

          "TAXES" shall have the meaning assigned thereto in Section 3.5.

          "TOTAL COMMITMENT" shall have the meaning assigned thereto in
Section 1.1.

          "UNFUNDED VESTED LIABILITIES" means, with respect to any Plan at any time the amount (if any) by which: (a) the present value of all vested nonforfeitable benefits under such Plan exceeds; or (b) the Fair Market Value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA.

          "UNIT(S)" shall mean the 387 single-family and multifamily units comprising Phase I of the Project.
          "WORKING CAPITAL ADVANCE(S)" shall have the meaning assigned thereto in Section 1.1(c).

          "WORKING CAPITAL LOC" shall have the meaning assigned thereto in
Section 1.1(c).

          "WORKING CAPITAL LOC COMMITMENT" shall have the meaning assigned thereto in Section 1.1(c).

           "WRITTEN" or "IN WRITING" shall mean any form of written communication including (without limitation) communication by means of telex, telecopier device, telegraph or cable.

    11.2 ACCOUNTING PRINCIPLES. All statements to be prepared and determinations to be made under this Agreement, including (without limitation) those pursuant to Section 8 shall be prepared and made in accordance with generally accepted accounting principles applied on a consistent basis.

    11.3 EXERCISE OF RIGHTS; CONSENTS. Neither the failure nor delay on the part of the Bank to exercise any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Bank would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Bank to any other or further action in any circumstances without notice or demand. Any and all consents of the Bank required by or pursuant to the terms of this Agreement or the other Loan Documents, shall be in writing, signed by the Bank, and unless otherwise specifically stated herein or therein, shall be given or withheld in the sole discretion of the Bank.

    11.4 AMENDMENT AND WAIVER. Neither this Agreement, the Notes, any Loan Document nor any terms hereof or thereof may be amended, supplemented waived or otherwise modified except in writing and signed by the parties hereto. In the case of any waiver, the Borrower and the Bank shall be restored to their former position and rights hereunder and under the Notes, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right arising therefrom.

    11.5  EXPENSES.

          (a) The Borrower agrees to pay all out-of-pocket expenses of the Bank incurred in connection with the preparation, execution, delivery, enforcement and administration of this Agreement, the Notes, and the other Loan Documents and the making and repayment of the Construction Advances and Working Capital Advances, including without limitation, the costs of the title policy, attorneys' fees, appraisal fees, recording costs and special mortgage recording fees, escrow fees, and the fees of Bank's Architect/Engineer. Although Borrower is required to pay the cost of the various appraisals and updates thereof, the appraisals and updates will be ordered by, be for the benefit of, and be the property of, the Bank only, and the Bank may thereafter use the appraisals and updates for any purpose regardless of whether the Facilities are closed or any Construction Advance or Working Capital Advance funded, without any requirement to reimburse Borrower for the cost thereof.

          (b) The Borrower further agrees to pay, and to save the Bank harmless from all liability for, any stamp or other documentary taxes which may be payable in connection with the Borrower's execution or delivery of this Agreement and the other Loan Documents, its borrowings hereunder, or its issuance of the Notes or of any other instruments or documents provided for herein or delivered or to be delivered by the Borrower hereunder or in connection herewith.

          (c) All obligations provided for in this Section 11.5 shall survive any termination of this Agreement.
    11.6 SUCCESSORS AND ASSIGNS. This Agreement shall bind, and the benefits thereof shall inure to, the Borrower, the Bank and their respective successors and assigns, provided that the Borrower may not transfer or assign any or all of its rights and/or obligations hereunder or under the other Loan Documents without the prior written consent of the Bank, which may be withheld in the Bank's sole discretion.

    11.7 CONSENT TO SET-OFF. In addition to any rights and remedies of the Bank provided by law, the Bank shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon the occurrence of any Event of Default or upon the filing of a petition under any of the provisions of the federal bankruptcy code or amendments thereto by; the making of a general assignment for the benefit of creditors by; the application for the appointment, or the appointment, of any receiver of, or of any material portion of the property of; the issuance of any execution against any material portion of the property of; the issuance of a subpoena or order, in supplementary proceedings, against or with respect to any material portion of the property of; or the issuance of a warrant of attachment against any material portion of the property of; the

Borrower, to set-off and apply against any indebtedness, whether matured or unmatured, of the Borrower to the Bank, any amount owing from the Bank to the Borrower, at or at any time after, the happening of any of the above mentioned events, and the aforesaid right of set-off may be exercised by the Bank against the Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of the Borrower, or against anyone else claiming through or against the Borrower or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by the Bank prior to the making, filing, issuance or service upon the Borrower and the Bank of, or of notice of, any such petition; assignment for the benefit of creditors; appointment or application for the appointment of a receiver; or issuance of execution, subpoena, order or warrant.

    11.8 NOTICES, REQUESTS, DEMANDS. All notices, requests, demands or other communications to or upon the parties hereto shall be deemed to have been given or made when given or made: (a) in the case of notice by mail or by courier, when actually received; and (b) in the case of telecopier notice, when actually received, in each case addressed to the Borrower or the Bank, as the case may be, at their respective addresses and facsimile numbers shown below their signatures hereto or at such other address or facsimile number as such party may hereafter specify in writing to the other. No other method of giving notice is hereby precluded.

    11.9 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein or otherwise made in writing by the Borrower in connection herewith shall survive the execution and delivery of this Agreement and the Notes.

    11.10 GOVERNING LAW. This Agreement and the rights and obligations of the parties under this Agreement, the Notes and the other Loan Documents shall be governed by and construed and interpreted in accordance with the laws of the State of Hawaii.

    11.11 COUNTERPARTS. This Agreement may be executed in any number of copies, and by the parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

    11.12 FURTHER ASSURANCES. From time to time, within fifteen (15) days after the Bank's demand therefor, the Borrower will execute and deliver to the Bank such additional documents, will take such further action and will provide the Bank with such additional information as the Bank may reasonably require to carry out the terms of this Agreement and the other Loan Documents, and to be informed of the Borrower's status and affairs.

    11.13 ENTIRE AGREEMENT. This Agreement and the Loan Documents contain the entire agreement between the parties. This Agreement and the Loan Documents supersede any and all other agreements and communications, either oral or in writing, between the parties hereto with respect to the subject matter of this Agreement and the Loan Documents.

    11.14 DESCRIPTIVE HEADINGS. The descriptive headings of the various provisions of this Agreement are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

    11.15 ARBITRATION. Any controversy or claim arising out of or relating to this Agreement, the Notes, any of the Loan Documents or the breach thereof shall, at the request of either party, be decided by binding arbitration conducted in the State of Hawaii without a judge or jury under the auspices of the American Arbitration Association or Dispute Prevention and Resolution, Inc. in accordance with Chapter 658 of the Hawaii Revised Statutes and the respective and applicable rules of the aforementioned organizations. The arbitrator(s) will apply any applicable statute of limitations and will determine any controversy concerning whether an issue is arbitrable. Judgment on any arbitration award may be entered in any court having jurisdiction. The prevailing (winning) party will be entitled to recover its reasonable attorney's fees and costs as determined by the arbitrator(s). If the aggregate amount in controversy, exclusive of punitive damage claims and attorney's fees and costs exceed One Million Dollars ($1,000,000.00), the case shall be heard by three (3) neutral arbitrators unless the parties mutually agree otherwise. This agreement to arbitrate shall not limit or restrict the right, if any, of any party to exercise before, during or following any arbitration proceeding, with respect to any claim or controversy, self help remedies such as setoff, to foreclose a mortgage or lien or other security interest in real or personal property collateral judicially or by power of sale, or to obtain provisional or ancillary remedies such a injunctive relief or the appointment of a receiver from a court having jurisdiction, and either party may seek those remedies without waiving the right to submit the controversy or claim in question to arbitration.

    At the sole option of the Bank, foreclosure on real or personal property, including any defenses, counterclaims, crossclaims and other issues arising from the foreclosure under a mortgage or other security instrument, may be accomplished by judicial foreclosure.

    11.16 NO NOVATION. This Agreement constitutes only a modification and neither the execution and delivery of this Agreement nor the substitution of the Notes for the Infrastructure Note and the Building Note shall be deemed to be a novation.

    IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered on the date first above written.

                             BANK OF HAWAII, a Hawaii corporation


                             By  /s/ GENE H. TSUJI
                                 Name: GENE H. TSUJI
                                 Title: Asst Vice President

                                 Telephone No.:  (808) 537-8617
                                 Telecopy No.:    (808) 538-4060

                                 Address:  111 South King Street
                                           Commercial Real Estate
                                           Loan
Division
                                           Dept. 366
                                           Honolulu, Hawaii  96813
                                                      Attn:  Mr. Gene Tsuji


                             C. BREWER HOMES, INC., a Delaware corporation

                             By /s/ SETH A. BAKES
                                SETH A. BAKES
                                Its President and Chief Executive Officer


                             By /s/ EDWARD T. FOLEY
                                EDWARD T. FOLEY
                                Its Exec. Vice President and Chief
Financial Officer

                                Telephone No.:  (808) 242-6833
                                Telecopy No.:    (808) 242-5316
                                Address:             P.O. Box 1437
                                              255-A East Waiko Road
                                              Wailuku, Hawaii  96793
                                              Attn:  Mr. Edward Foley

                                     EXHIBIT "A"
                                    REVOLVING NOTE


$4,000,000.00                                                         July
, 1997


     The undersigned (the "Borrower") promises to pay to the order of BANK OF HAWAII (the "Bank") the principal amount of FOUR MILLION AND NO/100 DOLLARS ($4,000,000.00) or so much thereof as shall have been disbursed by Bank and may remain outstanding, together with interest on outstanding balances of principal in accordance with and under the terms of that certain Master Facility Agreement of even date between Bank and Borrower and all modifications and amendments thereto (the "Agreement"), relating to the Construction LOC as defined in the Agreement.

                                        C. BREWER HOMES, INC.,
                                        a Delaware corporation


                                        By
                                           SETH A. BAKES
                                           Its President and Chief Executive
Officer


                                        By
                                           EDWARD T. FOLEY
                                           Its Executive Vice President and
                                               Chief Financial Officer

                                                                       Borrower

STATE OF HAWAII               )
                              )    SS.
COUNTY OF MAUI                )


          On this the          day of                  , 1997, before me,
                           , the undersigned Notary Public, personally
appeared
           Name of Notary Public

SETH A. BAKES / / personally known to me -OR- / / proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as PRESIDENT and CHIEF

EXECUTIVE OFFICER of C. BREWER HOMES, INC., on behalf of the corporation therein named, and acknowledged to me that the corporation executed it. Witness my hand and official seal.

                                        Notary Public, State of Hawaii

                                        My Commission Expires:


DESCRIPTION OF ATTACHED DOCUMENT

Title or Type of Document:    Revolving Note ($4,000,000.00)
                              ------------------------------

Document Date:                                              Number of Pages:
3
--

Signer(s) Other Than Named Above:    Edward T. Foley
                                     ---------------

STATE OF HAWAII                    )
                                   )    SS.
CITY AND COUNTY OF HONOLULU        )


          On this the          day of                  , 1997, before me,
                                   , the undersigned Notary Public, personally
appeared
               Name of Notary Public

EDWARD T. FOLEY / / personally known to me -OR- / / proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as EXECUTIVE VICE

PRESIDENT and CHIEF FINANCIAL OFFICER of C. BREWER HOMES, INC., on behalf of the corporation therein named, and acknowledged to me that the corporation executed it.

Witness my hand and official seal.



                                        Notary Public, State of Hawaii

                                        My Commission Expires:


DESCRIPTION OF ATTACHED DOCUMENT

Title or Type of Document:    Revolving Note ($4,000,000.00)
                              ------------------------------

Document Date:                                              Number of Pages:
3
--

Signer(s) Other Than Named Above:       Seth A. Bakes
                                        -------------

                                     EXHIBIT "B"
                                   PROMISSORY NOTE


$9,000,000.00                                                  July  _____,
1997


          The undersigned (the "Borrower") promises to pay to the order of BANK OF HAWAII (the "Bank") the principal amount of NINE MILLION AND NO/100 DOLLARS ($9,000,000.00) or so much thereof as shall have been disbursed by Bank and may remain outstanding, together with interest on outstanding balances of principal in accordance with and under the terms of that certain Master Facility Agreement of even date between Bank and Borrower and all modifications and amendments thereto (the "Agreement"), relating to the Mauka Land Loan as defined in the Agreement.

                                        C. BREWER HOMES, INC.,
                                        a Delaware corporation


                                        By
                                             SETH A. BAKES
                                             Its President and Chief Executive
Officer


                                        By
                                             EDWARD T. FOLEY
                                             Its Executive Vice President and
                                                  Chief Financial Officer

                                                                       Borrower

STATE OF HAWAII               )
                              )    SS.
COUNTY OF MAUI                )


          On this the          day of                  , 1997, before me,
                                   , the undersigned Notary Public, personally
appeared
               Name of Notary Public

SETH A. BAKES / / personally known to me -OR- / / proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as PRESIDENT and CHIEF

EXECUTIVE OFFICER of C. BREWER HOMES, INC., on behalf of the corporation therein named, and acknowledged to me that the corporation executed it. Witness my hand and official seal.

                                        Notary Public, State of Hawaii

                                        My Commission Expires:


DESCRIPTION OF ATTACHED DOCUMENT

Title or Type of Document:    Promissory Note ($9,000,000.00)
                              -------------------------------

Document Date:                                         Number of Pages:
3
--

Signer(s) Other Than Named Above:    Edward T. Foley
                                     ---------------

STATE OF HAWAII                    )
                                   )    SS.
CITY AND COUNTY OF HONOLULU        )


          On this the          day of                  , 1997, before me,
                                   , the undersigned Notary Public, personally
appeared
               Name of Notary Public

EDWARD T. FOLEY / / personally known to me -OR- / / proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as EXECUTIVE VICE

PRESIDENT and CHIEF FINANCIAL OFFICER of C. BREWER HOMES, INC., on behalf of the corporation therein named, and acknowledged to me that the corporation executed it.

Witness my hand and official seal.



                                        Notary Public, State of Hawaii

                                        My Commission Expires:


DESCRIPTION OF ATTACHED DOCUMENT

Title or Type of Document:    Promissory Note ($9,000,000.00)
                              -------------------------------

Document Date:                                              Number of Pages:
3
--

Signer(s) Other Than Named Above:    Seth A. Bakes
                                     -------------

                                     EXHIBIT "C"
                                    REVOLVING NOTE


$6,000,000.00                                                    July
, 1997


          The undersigned (the "Borrower") promises to pay to the order of BANK OF HAWAII (the "Bank") the principal amount of SIX MILLION AND NO/100 DOLLARS ($6,000,000.00) or so much thereof as shall have been disbursed by Bank and may remain outstanding, together with interest on outstanding balances of principal in accordance with and under the terms of that certain Master Facility Agreement of even date between Bank and Borrower and all modifications and amendments thereto (the "Agreement"), relating to the Working Capital LOC as defined in the Agreement.

                                        C. BREWER HOMES, INC.,
                                        a Delaware corporation


                                        By
                                             SETH A. BAKES
                                             Its President and Chief Executive
Officer


                                        By
                                             EDWARD T. FOLEY
                                             Its Executive Vice President and
                                                  Chief Financial Officer

                                                                      Borrower

STATE OF HAWAII                    )
                                   )    SS.
COUNTY OF MAUI                     )


          On this the          day of                  , 1997, before me,
                                   , the undersigned Notary Public, personally
appeared
               Name of Notary Public

SETH A. BAKES / / personally known to me -OR- / / proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as PRESIDENT and CHIEF

EXECUTIVE OFFICER of C. BREWER HOMES, INC., on behalf of the corporation therein named, and acknowledged to me that the corporation executed it. Witness my hand and official seal.



                                        Notary Public, State of Hawaii

                                        My Commission Expires:


DESCRIPTION OF ATTACHED DOCUMENT

Title or Type of Document:    Promissory Note ($6,000,000.00)
                              -------------------------------

Document Date:                                              Number of Pages:
3
--

Signer(s) Other Than Named Above:       Edward T. Foley
                                        ---------------

STATE OF HAWAII                    )
                                   )    SS.
CITY AND COUNTY OF HONOLULU        )


          On this the          day of                  , 1997, before me,
                                   , the undersigned Notary Public, personally
appeared
               Name of Notary Public

EDWARD T. FOLEY / / personally known to me -OR- / / proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as EXECUTIVE VICE

PRESIDENT and CHIEF FINANCIAL OFFICER of C. BREWER HOMES, INC., on behalf of the corporation therein named, and acknowledged to me that the corporation executed it.

Witness my hand and official seal.



                                        Notary Public, State of Hawaii

                                        My Commission Expires:


DESCRIPTION OF ATTACHED DOCUMENT

Title or Type of Document:    Promissory Note ($6,000,000.00)
                              -------------------------------

Document Date:                                              Number of Pages:
3
--

Signer(s) Other Than Named Above:       Seth A. Bakes
                                        -------------

                                     EXHIBIT "D"
                                   PROMISSORY NOTE


$3,200,000.00                                               July    , 1997


          The undersigned (the "Borrower") promises to pay to the order of BANK OF HAWAII (the "Bank") the principal amount of THREE MILLION TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($3,200,000.00) or so much thereof as shall have been disbursed by Bank and may remain outstanding, together with interest on outstanding balances of principal in accordance with and under the terms of that certain Master Facility Agreement of even date between Bank and Borrower and all modifications and amendments thereto (the "Agreement"), relating to the Makai Land Loan as defined in the Agreement.

                                        C. BREWER HOMES, INC.,
                                        a Delaware corporation


                                        By
                                             SETH A. BAKES
                                             Its President and Chief Executive
Officer


                                        By
                                             EDWARD T. FOLEY
                                             Its Executive Vice President and
                                                  Chief Financial Officer

                                                                      Borrower

STATE OF HAWAII                    )
                                   )    SS.
COUNTY OF MAUI                     )


          On this the          day of                  , 1997, before me,
                                   , the undersigned Notary Public, personally
appeared
               Name of Notary Public

SETH A. BAKES / / personally known to me -OR- / / proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as PRESIDENT and CHIEF

EXECUTIVE OFFICER of C. BREWER HOMES, INC., on behalf of the corporation therein named, and acknowledged to me that the corporation executed it. Witness my hand and official seal.



                                        Notary Public, State of Hawaii

                                        My Commission Expires:


DESCRIPTION OF ATTACHED DOCUMENT

Title or Type of Document:    Promissory Note ($3,200,000.00)
                              -------------------------------

Document Date:                                              Number of Pages:
3
--

Signer(s) Other Than Named Above:       Edward T. Foley
                                        ---------------

STATE OF HAWAII                    )
                                   )    SS.
CITY AND COUNTY OF HONOLULU        )


          On this the          day of                  , 1997, before me,
                                   , the undersigned Notary Public, personally
appeared
               Name of Notary Public

EDWARD T. FOLEY / / personally known to me -OR- / / proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as EXECUTIVE VICE

PRESIDENT and CHIEF FINANCIAL OFFICER of C. BREWER HOMES, INC., on behalf of the corporation therein named, and acknowledged to me that the corporation executed it.

Witness my hand and official seal.



                                        Notary Public, State of Hawaii

                                        My Commission Expires:


DESCRIPTION OF ATTACHED DOCUMENT

Title or Type of Document:    Promissory Note ($3,200,000.00)
                              -------------------------------

Document Date:                                         Number of Pages:
3
--

Signer(s) Other Than Named Above:       Seth A. Bakes
                                        -------------

                                     EXHIBIT "E"
                                   PROMISSORY NOTE


$4,620,000.00                                                         July
, 1997


     The undersigned (the "Borrower") promises to pay to the order of BANK OF HAWAII (the "Bank") the principal amount of FOUR MILLION SIX HUNDRED TWENTY THOUSAND AND NO/100 DOLLARS ($4,620,000.00) or so much thereof as shall have been disbursed by Bank and may remain outstanding, together with interest on outstanding balances of principal in accordance with and under the terms of that certain Master Facility Agreement of even date between Bank and Borrower and all modifications and amendments thereto (the "Agreement"), relating to the Puueo Land Loan as defined in the Agreement.

                                        C. BREWER HOMES, INC.,
                                        a Delaware corporation


                                        By
                                             SETH A. BAKES
                                             Its President and Chief Executive
Officer


                                        By
                                             EDWARD T. FOLEY
                                             Its Executive Vice President and
                                                  Chief Financial Officer

                                                                      Borrower

STATE OF HAWAII                    )
                                   )    SS.
COUNTY OF MAUI                     )


          On this the          day of                  , 1997, before me,
                                   , the undersigned Notary Public, personally
appeared
               Name of Notary Public

SETH A. BAKES / / personally known to me -OR- / / proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as PRESIDENT and CHIEF

EXECUTIVE OFFICER of C. BREWER HOMES, INC., on behalf of the corporation therein named, and acknowledged to me that the corporation executed it. Witness my hand and official seal.



                                        Notary Public, State of Hawaii

                                        My Commission Expires:


DESCRIPTION OF ATTACHED DOCUMENT

Title or Type of Document:    Promissory Note ($4,620,000.00)
                              -------------------------------

Document Date:                                              Number of Pages:
3
--

Signer(s) Other Than Named Above:       Edward T. Foley
                                        ---------------

STATE OF HAWAII                    )
                                   )    SS.
CITY AND COUNTY OF HONOLULU        )


          On this the          day of                  , 1997, before me,
                                   , the undersigned Notary Public, personally
appeared
               Name of Notary Public

EDWARD T. FOLEY / / personally known to me -OR- / / proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as EXECUTIVE VICE

PRESIDENT and CHIEF FINANCIAL OFFICER of C. BREWER HOMES, INC., on behalf of the corporation therein named, and acknowledged to me that the corporation executed it.

Witness my hand and official seal.



                                        Notary Public, State of Hawaii

                                        My Commission Expires:


DESCRIPTION OF ATTACHED DOCUMENT

Title or Type of Document:    Promissory Note ($4,620,000.00)
                              -------------------------------

Document Date:                                              Number of Pages:
3
--

Signer(s) Other Than Named Above:       Seth A. Bakes
                                        -------------

                                     EXHIBIT "F"
                                   PROMISSORY NOTE


$4,623,408.00                                               July     , 1997


     The undersigned (the "Borrower") promises to pay to the order of BANK OF HAWAII (the "Bank") the principal amount of FOUR MILLION SIX HUNDRED TWENTY-THREE THOUSAND FOUR HUNDRED EIGHT AND NO/100 DOLLARS ($4,623,408.00) or so much thereof as shall have been disbursed by Bank and may remain outstanding, together with interest on outstanding balances of principal in accordance with and under the terms of that certain Master Facility Agreement of even date between Bank and Borrower and all modifications and amendments thereto (the "Agreement"), relating to the Other Land Loan as defined in the Agreement.

                                        C. BREWER HOMES, INC.,
                                        a Delaware corporation


                                        By
                                             SETH A. BAKES
                                             Its President and Chief Executive
Officer


                                        By
                                             EDWARD T. FOLEY
                                             Its Executive Vice President and
                                                  Chief Financial Officer

                                                                       Borrower

STATE OF HAWAII                    )
                                   )    SS.
COUNTY OF MAUI                     )


          On this the          day of                  , 1997, before me,
                                   , the undersigned Notary Public, personally
appeared
               Name of Notary Public

SETH A. BAKES / / personally known to me -OR- / / proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as PRESIDENT and CHIEF

EXECUTIVE OFFICER of C. BREWER HOMES, INC., on behalf of the corporation therein named, and acknowledged to me that the corporation executed it. Witness my hand and official seal.



                                        Notary Public, State of Hawaii

                                        My Commission Expires:


DESCRIPTION OF ATTACHED DOCUMENT

Title or Type of Document:    Promissory Note ($4,623,408.00)
                              -------------------------------

Document Date:                                              Number of Pages:
3
--

Signer(s) Other Than Named Above:       Edward T. Foley
                                        ---------------

STATE OF HAWAII                    )
                                   )    SS.
CITY AND COUNTY OF HONOLULU        )


          On this the          day of                  , 1997, before me,
                                   , the undersigned Notary Public, personally
appeared
               Name of Notary Public

EDWARD T. FOLEY / / personally known to me -OR- / / proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as EXECUTIVE VICE

PRESIDENT and CHIEF FINANCIAL OFFICER of C. BREWER HOMES, INC., on behalf of the corporation therein named, and acknowledged to me that the corporation executed it.

Witness my hand and official seal.



                                        Notary Public, State of Hawaii

                                        My Commission Expires:


DESCRIPTION OF ATTACHED DOCUMENT

Title or Type of Document:    Promissory Note ($4,623,408.00)
                              -------------------------------

Document Date:                                              Number of Pages:
3
--

Signer(s) Other Than Named Above:       Seth A. Bakes
                                        -------------

                                     EXHIBIT "G"


                                         MAP

                                     EXHIBIT "H"


                    MODULE                            NO. OF UNITS NOT PRESOLD
                    ------                            ------------------------
                 Kaimana, C-4                                         14
                   Halemalu                                            3

                                     EXHIBIT "I"
                    ARCHITECT/ENGINEER'S CONSENT AND CERTIFICATION

          The undersigned ("Architect/Engineer") has entered into that certain Agreement dated ____________________ (the "Contract") with C. BREWER HOMES, INC. (the "Borrower"), and has prepared those certain plans and specifications and related documents (the "Plans and Specifications") all for the construction of the (the "Project") upon property located in Wailuku, Maui, Hawaii (the "Property"), which Contract and Plans and Specifications are or are to be assigned to BANK OF HAWAII ("Lender") as collateral security for revolving loans in the amount of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00) and TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) (the "Loans").

          As an essential inducement to Lender to make the Loans to the Borrower to cover costs and expenses incurred, in part, in the construction of the Project, and in consideration thereof, with full knowledge that Lender will rely upon the representations, covenants and certifications herein contained in making the Loans to the Borrower, and for other good and valuable consideration, the Architect/Engineer hereby consents to the assignment of the Contract to Lender and agrees as follows:

          1. In the event of any default under that certain Revolving Loan Agreement (Building) (the "Loan Agreement") executed or to be executed by Lender and Borrower or any document or instrument contemplated thereby by any person or entity signing such instruments, the Architect/Engineer shall, at Lender's request, continue performance on Lender's behalf under the Contract in accordance with the terms thereof. Lender will thereupon be entitled to use the Plans and Specifications, the ideas, designs and concepts therein contained and all existing additions, modifications, or extensions thereof pertaining to the Project, without extra cost to Lender. Any change orders by Lender will be governed by the provisions of the Contract.

          2. / / ONSITE IMPROVEMENTS ONLY. The Architect/Engineer hereby certifies that (a) the construction contemplated by the Plans and Specifications covers all phases of the work for the Project; (b) the construction contract dated _____________________, by and between the Borrower and the general contractor for the Project is acceptable and satisfactorily provides for the construction of the Project in accordance with the Plans and Specifications and Architect/Engineer has no reason to believe that the Project cannot be completed for the amount and within the time set forth in said construction contract; (c) the Plans and Specifications are in compliance with all protective covenants, conditions and restrictions affecting the Property and with all requirements and restrictions of all governmental authorities having jurisdiction over the Property, including, without limitation, all applicable zoning, environmental, shoreline or coastal zone management, special design district, building, construction, health and safety legislation, ordinances, rules and regulations; (d) all building, grading, and like permit(s) and special design permit(s), if any, and certificates of appropriateness, if any, required for the construction of the Project have been duly and validly issued and incorporate approval of the use of the Property for the Project under applicable zoning codes and regulations, any conditions stated in such permits have been satisfied or waived, and no violations or corrective requirements have been issued to date by any governmental authority having jurisdiction over the construction; (e) the construction of the Project will not be affected by any environmental regulations or ordinances of any municipal or state agency or board and no environmental impact statement is required by any federal, state or municipal laws or regulations; (f) all local authorities having jurisdiction over the Property have approved plans for sewerage and water to serve the Project and Architect/Engineer has verified with the appropriate authorities that adequate sewage, water, electrical, gas, telephone and street frontage and improvements are, or upon completion of construction of the Project will be, available: (i) at the boundary of each lot in the Project site as necessary for the construction and use of single family residences on each such lot; and (ii) to each area designated in the Project site for the construction and use of multifamily residences, in each case all without additional cost or expense except for normal hook up fees; (g) Architect/Engineer has reviewed the soils report dated _______________ prepared by _________________________, and the Plans and Specifications incorporate the recommendations of the soils engineer; and (h) the roads, if constructed in accordance with the Plans and Specifications, will meet the requirements necessary for dedication to the applicable County.

               / / UNITS. The Architect/Engineer hereby certifies that (a) the construction contemplated by the Plans and Specifications covers all phases of the work for the Project; (b) the construction contract dated _____________________, by and between the Borrower and the general contractor for the Project is acceptable and satisfactorily provides for the construction of the Project in accordance with the Plans and Specifications and Architect/Engineer has no reason to believe that the Project cannot be completed for the amount and within the time set forth in said construction contract; (c) the Plans and Specifications are in compliance with all protective covenants, conditions and restrictions affecting the Property and with all requirements and restrictions of all governmental authorities having jurisdiction over the Property, including, without limitation, all applicable zoning, environmental, shoreline or coastal zone management, special design district, building, construction, health and safety legislation, ordinances, rules and regulations; (d) all building, grading, and like permit(s) and special design permit(s), if any, and certificates of appropriateness, if any, required for the construction of the Project have been duly and validly issued and incorporate approval of the use of the Property for the Project under applicable zoning codes and regulations, any conditions stated in such permits have been satisfied or waived, and no violations or corrective requirements have been issued to date by any governmental authority having jurisdiction over the construction; (e) the construction of the Project will not be affected by any environmental regulations or ordinances of any municipal or state agency or board and no environmental impact statement is required by any federal, state or municipal laws or regulations; (f) all local authorities having jurisdiction over the Property have approved plans for sewerage and water to serve the Property and Architect/Engineer has verified with the appropriate authorities that adequate sewage, water, electrical, gas, telephone and street frontage and improvements are available to the Project site for the construction and use of the Project all without additional cost or expense; and (g) Architect/Engineer has reviewed the soils report dated _______________ prepared by _________________________, and the Plans and
Specifications incorporate the recommendations of the soils engineer.

          3. The disbursement provisions of the Loan Agreement, a copy of which disbursement provisions are attached hereto as Exhibit A, shall control the disbursement of loan funds and payments to Architect/Engineer notwithstanding any conflicting provisions contained in the Contract.

          4. Architect/Engineer understands and agrees that all mechanics' and materialmen's liens or rights to assert or claim such liens, or equitable liens that Architect/Engineer now has or may hereafter have, upon the fee simple interest in the Property and all improvements, fixtures and equipment now or hereafter placed thereon shall be and are hereby made subject and subordinate to the lien of the Mortgage which secures the Loans.

          5. Architect/Engineer further certifies and warrants that the Contract is in full force and effect and has not been modified, supplemented or amended in any way, that all conditions to be performed thereunder by the Borrower to date have been satisfied as of this date, that there are no existing defenses or offsets which the Architect/Engineer has against the enforcement of the Contract by the Borrower, and that no event has occurred which itself constitutes or with the lapse of time would constitute a default under the Contract. A total of $___________ has been billed under the Contract to date and a total of $_____________ has been paid to date for work completed to and including ___________________, 19_____.

          6. Architect/Engineer agrees not to amend the Contract, to permit any change orders, or enter into any other contracts with respect to the Property or the Project without the prior written consent of Lender.

          7. Architect/Engineer will not terminate the Contract on account of any default of Borrower thereunder without written notice to Lender and first providing to Lender a reasonable opportunity, but not less than sixty
(60) days, to effect a cure of the default or to declare the Borrower in default under the Loan Agreement and commence to complete or cause the completion of construction of the Project. If Lender so elects to complete or cause the completion of the Project, the undersigned agrees not to terminate the Contract so long as the defaults of Borrower thereunder are cured by Lender or its designee within a reasonable time; provided, however, that in no event shall Lender or its designee be obliged to perform any obligations of Borrower relating to indemnifying or holding and saving harmless the Architect/Engineer with respect to any claim or demand (except for any such claim arising out of any action by Lender), it being understood that any such obligation shall be deemed solely personal to the Borrower. Nothing herein shall require Lender to cure any default of Borrower under the Contract, but only gives Lender the option to do so.

          8. Architect/Engineer shall obtain a policy of professional liability insurance (errors and omissions) issued by an insurer licensed to do business in the State of Hawaii in an amount of not less than $_______________. Such policy shall be maintained in force and fully prepaid with a term (including prepaid renewals) extending coverage through the life of the Project, and the coverage provided by such policy shall extend to all of Architect/Engineer's work performed or to be performed under the Contract or otherwise connected with the Property, the Project or the construction thereof.

          Architect/Engineer further represents and warrants that Architect/Engineer has been retained by the Borrower and has agreed to act as the independent Architect/Engineer to supervise the contractor and inspect and perform construction administration during the construction of the Project. In order to induce Lender to make the Loans and to rely upon such inspection, supervision and construction administration to be performed by the undersigned, Architect/Engineer agrees to act to protect the interest of Lender in making such inspections and the Architect/Engineer's certifications required to be delivered to Lender in connection with the Borrower's requests for advances under the Loan Agreement and to continue to act as the Architect/Engineer performing inspection and construction administration notwithstanding any default by the Borrower. Architect/Engineer agrees that Architect/Engineer's certifications will reflect that Architect/Engineer has made such on-site inspections and other review of the construction and the contracts for such construction, the records of the Borrower and/or the contractors, and such other matters as Architect/Engineer deems necessary in order to make an independent certification as to all the matters which the disbursement provisions of the Loan Agreement require as a condition of advances. Architect/Engineer will furnish Lender with copies of all monthly and other field reports promptly after the on-site inspections to which such reports relate. Nothing herein contained shall be deemed to constitute Architect/Engineer as the agent of Lender and no relationship of principal and agent or employment between Architect/Engineer and Lender is intended, it being expressly understood that Architect/Engineer is acting as an independent contractor to inspect and perform construction administration during the progress of the construction.

----------------------------------
                                   (Architect/Engineer)

                                   Date:
--------------------------------

                                      EXHIBIT A

         5.4 SUBMISSIONS FOR EACH LOAN FOR CONSTRUCTION COSTS. Except with respect to General Contract(s) which have been completed and for which the period for filing mechanic's liens has expired as of the date of this Agreement and for which a detailed summary and such back-up invoices as may be required by Bank shall have been provided, whenever a Loan is to be used to pay the General Contractor(s) or to reimburse the Borrower for Borrower's payments to the General Contractor(s), the Bank shall have received, in each case in form and substance satisfactory to the Bank, each of the following:

              (a) CONTRACTOR'S REQUEST. The General Contractor's request for disbursement on AIA form G-702.

              (b) LIEN WAIVERS. Sworn statements, waivers of lien, affidavits and acceptable assurances of payment by the General Contractor(s) and all subcontractors and materialmen, and/or the subcontractors thereof, which shall cover all work, labor and materials, including but not limited to equipment and fixtures of all kinds, done, performed or furnished for the construction of the On-site Improvements or Unit, as applicable.

              (c) APPROVAL OF COSTS. Written approval by the Borrower's Architect/Engineer and by Bank's Architect/Engineer, each of whom will certify to the Bank in writing (i) that to date the construction of the On-site Improvements or Unit, as applicable, is in conformance with the Plans and Specifications, (ii) as to the status of the construction and the sum approved for advance, and (iii) the cost to complete the construction. Borrower shall have paid (or shall pay from the Loan being made) all costs and expenses incurred in connection with any inspections and certifications required herein, whether performed by Borrower's Architect/Engineer or Bank's Architect\Engineer.

              (d) FOUNDATIONS. If the Loan is being made with respect to a Unit for which the foundations have been completed and if requested by the Bank, the Bank shall have received evidence reasonably satisfactory to the Bank that the location of such foundations and the footings therefor do not encroach on any easements, setbacks, adjoining lots or premises or streets.

         5.5 DISBURSEMENT OF LOANS. When Borrower has complied with all the applicable conditions set forth in Sections 5.1, 5.2, 5.3 and 5.4 above, the Bank agrees to make the requested Loan in the following manner:

              (a) BUDGET. Loans are to be made pursuant to all of the provisions hereof and in accordance with the Budget and CPM Schedule for the applicable On-site Improvements or Units. Borrower agrees that the sums budgeted for each item will be expended for those items only and Borrower will not deviate from the Budget without prior written approval of the Bank. The Bank shall have no obligation to make any Loans for items described in the Budget (as the same may be updated from time to time) and CPM Schedule which, together with all prior Loans and payments from Borrower's equity funds, is in excess of the amount therein set forth, provided, however, a savings in one cost category (the "first cost category") may be used to offset an increase in another cost category so long as the Bank determines, in its sole discretion, that the Budget for the applicable On-site Improvements or Units is in balance, i.e., that sufficient funds will be available to pay in full the remaining costs of each of the cost categories, including the first cost category and the entire Budget. Any request for a Loan which, together with payments from Borrower's equity funds, is in an amount ten percent (10%) or greater than that called for by the applicable CPM Schedule shall require a statement from the Borrower to the Bank citing the reasons for and any supporting evidence in connection with said variance, which shall be subject to the Bank's approval. The Bank, at its option, may also require Borrower to submit an updated CPM Schedule, as a condition to any further Loans, any time the amount of the aggregate variances equals or exceeds ten percent (10%) of the total projected construction draw amount for the applicable On-site Improvements or Units. Notwithstanding anything herein to the contrary, the Bank shall at all times be entitled to retain a capacity for Loans which in the sole opinion of the Bank is adequate, together with available equity funds of Borrower, to complete construction of the On-site Improvements and Units under construction.

              (b) RETAINAGE. Each Loan for Construction Costs, together with all previous Loans for Construction Costs and sums paid by Borrower to the General Contractor(s) from Borrower's own equity funds for the applicable On-site Improvements or Units, shall not exceed ninety percent (90%) of the lesser of the (i) actual cost or (ii) actual value, as determined by the Bank's Architect/Engineer, of all work actually done and materials actually incorporated into the applicable On-site Improvements or Units or stored and adequately safeguarded on-site under circumstances satisfactory to the Bank, provided that such materials, in the opinion of Bank's Architect/Engineer, require no further fabrication or processing and are ready for and can be readily incorporated into the work on site. Each payment of Construction Costs shall be subject to a ten percent (10%) holdback of all Construction Costs certified to the Bank by Borrower's Architect/Engineer and Bank's Architect/Engineer. Notwithstanding the foregoing, with respect to any General Contract with Fletcher Pacific Construction Co., Ltd. or Goodfellow Brothers, Inc., the required holdback will be five percent (5%) of all such certified Construction Costs. The Bank shall have no obligation to make disbursements for materials not stored on the construction site, except that, notwithstanding the foregoing, the Bank shall make such disbursements provided that each of the following conditions are fulfilled to the Bank's satisfaction: (i) the Bank shall have obtained a perfected first lien security interest in such materials;
(ii) the material supplier shall have waived all applicable materialmen's or similar liens with respect thereto; (iii) the Bank shall have received the certification of Borrower's

Architect/Engineer and Bank's Architect/Engineer approving such payment;
(iv) the Bank shall have received evidence satisfactory to the Bank that such materials are adequately stored in bonded warehouses and inventoried, segregated, identified, safeguarded and insured against loss, damage, theft or conversion for use on other projects under insurance policies naming the Bank;
(v) Bank's Architect/Engineer shall have certified that such materials require no further fabrication or processing and are ready for and can be readily delivered without delay and incorporated into the Property; and (vi) if required by the terms of applicable bonds, the surety or sureties (if any) thereunder shall have unconditionally consented to such payment.

              (c) FINAL PAYMENT UNDER GENERAL CONTRACT(S). Unless otherwise agreed by the Agent, the final payment due under the General Contract(s) for the applicable On-site Improvements or Units shall not be made until, with respect to such On-site Improvements or Units (i) all required Governmental Authorizations have been obtained, and (ii) the applicable period for filing of mechanic's liens has expired, but, upon request of the General Contractor(s), the Bank will execute an agreement satisfactory to the Bank assuring the General Contractor(s) that the final payment will be made immediately after expiration of the period for filing mechanic's liens, provided no such liens have been filed.

              (d) REQUIRED COMPLETION DATE. No disbursements for the construction costs of any Improved Lot or Unit shall be made unless the Bank is satisfied that the construction of such Improved Lot or Unit can reasonably be completed not later than sixty (60) days prior to the Maturity Date.

                                     EXHIBIT I-1


                 FIRST AMENDMENT TO ARCHITECT'S/ENGINEER'S STATEMENT


    The undersigned (the "Architect/Engineer") executed an
Architect's/Engineer's Consent and Certification dated               , 199
     (the "Consent") in favor of the Bank of Hawaii (the "Lender") with respect to the project known as "Kehalani" (the "Project") and certain facilities to be made available by Lender to C. Brewer Homes, Inc. (the "Borrower"). Lender has agreed to consolidate and restructure the facilities, upon certain terms and conditions, including the execution and delivery of this Amendment, all as set forth in the Master Facility Agreement between Lender and Borrower dated ______________ (the "Master Facility Agreement").

    NOW THEREFORE, Architect/Engineer hereby agrees, for the benefit of Lender, that the Consent is hereby amended as follows:

         1. As used in the Consent, the term "Loans" shall mean, collectively,:

              a. A revolving construction line of credit up to the principal amount of FOUR MILLION AND NO/100 DOLLARS ($4,000,000.00) (the "Construction LOC").

              b. A commercial mortgage loan in the original principal amount of NINE MILLION AND NO/100 DOLLARS ($9,000,000.00) (the "Mauka Land Loan").

              c. A revolving working capital line of credit up to the principal amount of SIX MILLION AND NO/100 DOLLARS ($6,000,000.00) (the "Working Capital LOC").

              d. A commercial mortgage loan in the original principal amount of THREE MILLION TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($3,200,000.00) (the "Makai Land Loan").

              e. A commercial mortgage loan in the original principal amount of FOUR MILLION SIX HUNDRED TWENTY THOUSAND AND NO/100
    DOLLARS ($4,620,000.00) (the "Puueo Land Loan").

              f. A commercial mortgage loan in the original principal amount of FOUR MILLION SIX HUNDRED TWENTY-THREE THOUSAND FOUR HUNDRED EIGHT AND NO/100 DOLLARS ($4,623,408.00) (the "Other Land Loan").

         2. As used in the Consent, the term "Loan Agreement" shall mean the Master Facility Agreement.

         3. The Exhibit A attached to the Consent shall be substituted with the Exhibit A attached hereto.

         4. Except as set forth above, the Consent remains unmodified and in full force and effect.

    Dated:

                                                                     ,



                                  By
                                        Name:
                                        Title:

                                                            "Architect/Engineer"

                                     EXHIBIT "J"
                           ASSIGNMENT OF SALES CONTRACTS,
                         ESCROW DEPOSITS AND ESCROW AGREEMENT

         THIS ASSIGNMENT OF SALES CONTRACTS, ESCROW DEPOSITS AND ESCROW AGREEMENT is made as of this _________ of _____________________________, 1995, by C. BREWER HOMES, INC., a Delaware corporation ("Assignor"), whose address is 827 Fort Street, Honolulu, Hawaii 96813, to BANK OF HAWAII ("Assignee"), whose address is P.O. Box 2900, Honolulu, Hawaii 96813.

         A. Assignor has executed two (2) Revolving Notes (collectively, the "Notes") of even date herewith for the principal sums of: (i) TEN MILLION AND NO/100 DOLLARS ($10,000,000.00); and (ii) TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00) payable to the order of Assignee, which Notes are secured by (among other things) a First Mortgage, Security Agreement and Financing Statement (the "Mortgage") executed by Assignor, as mortgagor, in favor of Assignee, as mortgagee, covering certain real property (the "Property") generally described as Tax Map Key Nos. (2) 3-5-01: Portion of 1; (2) 3-4-07:2;
(2) 3-5-01: 60 through 63 and Portion of 17; (2) 3-5-18: 1-8, 10-29, 31-34, 37,
39, 40, 43-46, 48-51, 53, 55-96, 101-106, 114 (portion), and 115; and (2)
3-5-19: 1-96.

         B. Assignee has required as a condition to making the loans evidenced by the Notes and secured by the Mortgage (collectively, the "Loans") this specific Assignment of Sales Contracts, Escrow Deposits and Escrow Agreement as additional security.

         NOW, THEREFORE, in consideration of the premises, for the purposes aforesaid and other valuable consideration, receipt of which Assignor hereby acknowledges:

         1. Assignor hereby grants, bargains, sells, transfers, assigns and conveys to Assignee as security for the performance by Assignor of each and all of Assignor's obligations set forth in the Notes, the Mortgage, this Assignment, and any other instrument or document evidencing, securing or relating to the Loans (collectively, the "Loan Documents"), to the extent set forth herein:

              (a) All of the right, title and interest of Assignor in, to and under any sales contract or contracts, whether now or hereafter existing, covering all or any portion of the Property, and any and all modifications and extensions thereof, together with any and all guarantees of the buyers' obligations under any thereof. Each of said contracts together with any and all modifications, extensions and guarantees thereof are hereinafter referred to as the "Sales Contracts".

              (b) All deposits or payments under and all proceeds from the Sales

Contracts (collectively the "Deposits").

              (c) All of the right, title and interest of Assignor in, to and under any and all escrow agreements related to any Sales Contracts (each, an "Escrow Agreement") now or hereafter executed between Assignor and a title or escrow company (each, referred to herein as "Escrow").

         2. To protect the security of this Assignment, Assignor hereby covenants and agrees:

              (a) To faithfully abide by, perform and discharge each and every obligation, covenant and agreement of each of the Sales Contracts and the Escrow Agreement which is to be performed by the seller thereunder; to give prompt notice to Assignee of any notice of default on the part of Assignor with respect to any of the Sales Contracts or the Escrow Agreement received from a buyer thereunder or Escrow, together with an accurate and complete copy of such notice; and at the sole cost and expense of Assignor, to enforce or secure the performance of each and every obligation, covenant, condition and agreement to be performed by the buyers under the Sales Contract and Escrow under the Escrow Agreement.

              (b) The Assignor will not, without the prior written consent of Assignee (which consent shall not be unreasonably withheld or delayed in the case of (i), (ii) or (vi) below): (i) modify, amend or in any way change any of the Sales Contracts; (ii) terminate or tender or accept a surrender of the Sales Contracts except to the extent Assignor may be required to do so by the terms of the Sales Contracts; (iii) receive any payments under any of the Sales Contracts which are not held in escrow pursuant to the Escrow Agreement pending consummation of the purchase and sale; (iv) subordinate or permit the subordination of any of the Sales Contracts to the lien of any mortgage which is subject and subordinate to the Mortgage; (v) agree to or execute any further assignment of any Sales Contracts or any Deposits or the Escrow Agreement; or
(vi) terminate, amend, modify or in any way change the terms of the Escrow Agreement. Any attempt to exercise any such right without the written authority and consent of Assignee thereto being first had and obtained shall be void and ineffective as against Assignee and shall constitute an event of default hereunder.

              (c) At Assignor's sole cost and expense, to appear in and defend any action or proceeding arising under, growing out of or in any manner connected with the Escrow Agreement or any of the Sales Contracts or Deposits or the obligations, duties or liabilities of Escrow, seller, buyer or guarantor thereunder, and to pay all reasonable costs and expenses of Assignee, including reasonable attorneys' fees, in any such action or proceeding in which Assignee may appear.

              (d) Should Assignor fail to make any payment or to do any act as herein provided, then Assignee may, but without obligation so to do and without notice to or demand on Assignor and without releasing Assignor from any obligation hereof, make or do the same in such manner and to such extent as Assignee may deem necessary to protect the security hereof, including specifically without limiting Assignee's general powers, the right to appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Assignee, and also the right to perform and discharge each and every obligation, covenant and agreement of Assignor in the Escrow Agreement or any of the Sales Contracts, and in exercising any such powers, to pay necessary costs and expenses, employ counsel and incur and pay reasonable attorneys' fees.

              (e) To pay immediately upon demand all sums expended by Assignee under the authority hereof, together with interest thereon at the Default Rate under the Loan Documents and that the same shall be added to the Loans and shall be secured hereby and by the Mortgage and other Loan Documents.

         3. Assignor hereby covenants with and warrants to Assignee that (a) Assignor has not executed any prior assignment of the Escrow Agreement or Sales Contracts or deposits thereunder; subject to compliance with the provisions of applicable law (including without limitation, Chapter 484 and Chapter 514A of the Hawaii Revised Statutes), Assignor is entitled to receive the purchase price provided under the Sales Contracts and to enjoy all other rights mentioned therein; and Assignor has free right to transfer to Assignee such rights, interest, powers and authorities as are herein granted or conferred; (b) Assignor has not performed any act or executed any instrument which might prevent Assignee from operating under any of the terms and conditions hereof or which would limit the Assignee in such operation; and (c) Assignor has not accepted any payments under any of the Sales Contracts except as have been deposited into escrow pursuant to the Escrow Agreement.

         4. To further protect the security of this assignment, Assignor hereby irrevocably constitutes and appoints Assignee Assignor's true and lawful attorney in Assignor's name and stead (a) to collect for deposit all payments due under any of the Sales Contracts, and (b) to use such measures, legal or equitable, as in Assignee's reasonable judgment are necessary or appropriate to enforce the payment of any sums and/or any security given in connection with the Sales Contracts. This power of attorney is coupled with an interest and cannot be revoked.

         5. Upon or at any time after default in the payment of any indebtedness secured hereby or in the performance of any obligation, covenant or agreement herein or in any of the Loan Documents, Assignee may, at Assignee's option, without notice, make, enforce, modify and accept the surrender of the Escrow Agreement or any Sales Contracts and sue for or otherwise collect and receive all payments under any of the Sales Contracts and apply the same, less costs and expenses of operation and collection, including reasonable attorneys' fees, upon any indebtedness secured hereby, and in such order as Assignee may determine.

         6. Assignee shall not be obligated to perform or discharge, nor does Assignee hereby undertake to perform or discharge, any obligation, duty or liability under the Escrow Agreement or under any of the Sales Contracts or under or by reason of this Assignment. Assignor shall and does hereby agree to indemnify Assignee against and hold Assignee harmless from any and all liability, loss or damage which Assignee may or might incur under the Escrow Agreement or under any of the Sales Contracts or under or by reason of this Assignment, and of and from any and all claims and demands whatsoever which may be asserted against Assignee by reason of any alleged obligation or undertaking on Assignee's part to perform or discharge any of the terms, covenants or agreements contained in the Escrow Agreement or any of the Sales Contracts. Should Assignee incur any liability, loss or damage under the Escrow Agreement or any of the Sales Contracts or under or by reason of this Assignment, or in the defense against any such claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be secured hereby and by the Loan Documents and Assignor shall reimburse Assignee therefor immediately upon demand.

         7.  Assignor hereby additionally covenants and agrees:


              (a) Assignee shall not be required to seek the appointment of a receiver or to institute any proceedings of any kind, possessory or otherwise, to secure or enjoy the full benefits of this Assignment.

              (b) These presents shall in no way operate or prevent Assignee from pursuing any remedy which Assignee now or hereafter may have because of any present or future breach of the terms or conditions of the Notes and/or any of the Loan Documents and/or any extension thereof.

              (c) Assignor hereby specifically authorizes and irrevocably instructs each and every present and future buyer under the Sales Contracts to pay all unpaid sums agreed to be paid under the Sales Contracts to Escrow upon receipt of written demand from Assignee or Escrow to so pay the same. Assignor agrees that such buyers shall have the right to rely on such demand without obligation to inquire as to whether default exists and notwithstanding any contrary claim of Assignor.

         8. This Assignment, to the extent required to validate the same under the laws of the State of Hawaii, shall constitute a security agreement under the Uniform Commercial Code of the State of Hawaii and Assignee shall have all of the rights and remedies of a secured party under the Uniform Commercial Code of the State of Hawaii. The expenses of retaking, holding, preparing for sale, selling or the like shall include Assignee's reasonable attorneys' fees and legal expenses.

         9. Upon the payment in full of all indebtedness secured hereby and termination of all obligation of Assignee to advance any sums under the Notes, this Assignment shall become and be void and of no effect.

         10. This Assignment inures to the benefit of the named Assignee and Assignee's successors and assigns and binds Assignor's heirs, executors, personal representatives, successors and assigns. In this Assignment, whenever the context so requires, the neuter gender includes the plural, and vice versa.

         IN WITNESS WHEREOF, Assignor has executed this Assignment as of the day and year first above written.

                                       C. BREWER HOMES, INC.

                                       By
                                             Name:
                                             Title:

                                       By
                                             Name:
                                                  Title:

                                    EXHIBIT J-1


                            ASSIGNMENT OF SALES CONTRACTS,
                  ESCROW DEPOSITS AND ESCROW AGREEMENT AND AMENDMENT


    THIS ASSIGNMENT OF SALES CONTRACTS, ESCROW DEPOSITS AND ESCROW AGREEMENT
AND AMENDMENT is made as of this          of                       , 1997, by C.
BREWER HOMES, INC., a Delaware corporation ("Assignor"), whose address is P.O. Box 1437, Wailuku, Hawaii 96793, to BANK OF HAWAII ("Assignee"), whose address is P.O. Box 2900, Honolulu, Hawaii 96813.

    A. The Assignee made available to Assignor a revolving infrastructure construction facility (the "Infrastructure Facility") evidenced by a revolving note dated August 31, 1995 in the amount of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) (the "Infrastructure Note") made pursuant to a Revolving Loan Agreement (Infrastructure) dated August 31, 1995 (the "Infrastructure Loan Agreement").

    B. The Assignee made available to Assignor a revolving building construction facility (the "Building Facility") evidenced by a revolving note dated August 31, 1995 in the amount of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00) (the "Building Note") made pursuant to a Revolving Loan Agreement (Building) dated August 31, 1995 (the "Building Loan Agreement").

    C. Repayment of the Infrastructure Note and the Building Note were secured by the following collateral documents (collectively, the "Collateral Documents"):

         1. First Mortgage, Security Agreement and Financing Statement made by Assignor, as mortgagor, in favor of Assignee, as mortgagee, recorded in the Bureau of Conveyances of the State of Hawaii as Document No. 95-115642, as amended by that certain Amendment to First Mortgage, Security Agreement and Financing Statement recorded in said Bureau as Document No. 96-130600 (the "Mortgage") encumbering the real property attached thereto (the "Initial Mortgaged Premises").

         2. Financing Statement made by Assignor, as debtor, in favor of Assignee, as secured party, recorded in said Bureau as Document No. 95-115643.

         3. An unrecorded Assignment of Sales Contracts, Escrow Deposits and Escrow Agreement made by Assignor in favor of Assignee dated August 31, 1995 (the "First Assignment") with respect to the Initial Mortgaged Premises.

         4.   An unrecorded Hazardous Materials Indemnity Agreement dated

August 31, 1995, made by Assignor in favor of Assignee.

    D. Assignor requested, and Assignee agreed, to modify and amend the terms of the Infrastructure Note, the Building Note, the Infrastructure Loan Agreement, the Building Loan Agreement and the Collateral Documents pursuant to (as applicable) the following: (1) that certain unrecorded First Loan Modification Agreement (Infrastructure Facility) dated September 5, 1996 and effective as of September 9, 1996; (2) that certain unrecorded First Loan Modification Agreement (Building Facility) dated September 5, 1996 and effective as of September 9, 1996; (3) that certain unrecorded Second Loan Modification Agreement (Infrastructure Facility) dated May 21, 1997 and effective as of April 30, 1997; and (4) that certain unrecorded Second Loan Modification Agreement (Building Facility) dated May 21, 1997 and effective April 30, 1997 (collectively, the "Modifications"). Hereinafter, all references to the Infrastructure Note, the Building Note, the Infrastructure Loan Agreement, the Building Loan Agreement and the Collateral Documents shall refer to the Infrastructure Note, the Building Note, the Infrastructure Loan Agreement, the Building Loan Agreement and the Collateral Documents as respectively amended by the Modifications.

    E. The Modifications, among other things, established several tranches under the Infrastructure Facility and the Building Facility.

    F. Assignor has requested and the Assignee has agreed to restructure the Assignor's indebtedness to the Assignee under the Infrastructure Facility and the Building Facility (collectively, the "Original Indebtedness") into six (6) facilities (the "Facilities") with no separate tranches.

    G. Contemporaneously with the execution of this Agreement, the Assignor, as maker, has executed and delivered to Lender, as payee, six (6) Promissory Notes (collectively, the "Notes") in the following principal face amounts:
(i) FOUR MILLION AND NO/100 DOLLARS ($4,000,000.00); (ii) NINE MILLION AND NO/100 DOLLARS ($9,000,000.00); (iii) SIX MILLION AND NO/100
DOLLARS ($6,000,000.00); (iv) THREE MILLION TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($3,200,000.00); (v) FOUR MILLION SIX HUNDRED TWENTY THOUSAND AND NO/100 DOLLARS ($4,620,000.00); and (vi) FOUR MILLION SIX HUNDRED TWENTY-THREE THOUSAND FOUR HUNDRED EIGHT AND NO/100 DOLLARS ($4,623,408.00), in evidence of the Facilities made or to be made by Lender to Assignor.

    H. The Facilities are secured in part by the Mortgage, as further amended by that certain Second Amendment to Mortgage (the "Second Amendment"). The Second Amendment, among other things, secures repayment under the Notes by a mortgage on certain real property (the "Puueo Property") generally described as Tax Map Key Nos. (3) 2-6-008: 17, 26-29, and 31-39; (3) 2-6-029: 9-15.
Hereinafter, the term

"Mortgage" shall refer to the Mortgage as amended by the Second Amendment.

    I. The Infrastructure Loan Agreement and the Building Loan Agreement are being consolidated into a Master Facility Agreement dated the date hereof (the "Master Facility Agreement").

    J. Assignee has required as a condition to making available the facilities evidenced by the Notes and secured by the Mortgage (collectively, the "Facilities") this specific Assignment of Sales Contracts, Escrow Deposits and Escrow Agreement and Amendment as additional security. This assignment is being made with respect to the Puueo Property and the Other Parcels (as defined in the Master Facility Agreement). For convenience, the Puueo Property and the Other Parcels shall be hereinafter collectively referred to as the "Property".

    NOW, THEREFORE, in consideration of the premises, for the purposes aforesaid and other valuable consideration, receipt of which Assignor hereby acknowledges:

    A.   ASSIGNMENT.

         1. Assignor hereby grants, bargains, sells, transfers, assigns and conveys to Assignee as security for the performance by Assignor of each and all of Assignor's obligations set forth in the Notes, the Mortgage, this Assignment, and any other instrument or document evidencing, securing or relating to the Facilities (collectively, the "Loan Documents"), to the extent set forth herein:

              (a) All of the right, title and interest of Assignor in, to and under any sales contract or contracts, whether now or hereafter existing, covering all or any portion of the Property, and any and all modifications and extensions thereof, together with any and all guarantees of the buyers' obligations under any thereof. Each of said contracts together with any and all modifications, extensions and guarantees thereof are hereinafter referred to as the "Sales Contracts".

              (b) All deposits or payments under and all proceeds from the Sales Contracts (collectively the "Deposits").

              (c) All of the right, title and interest of Assignor in, to and under any and all escrow agreements related to any Sales Contracts (each, an "Escrow Agreement") now or hereafter executed between Assignor and a title or escrow company (each, referred to herein as "Escrow").

         2. To protect the security of this Assignment, Assignor hereby covenants and agrees:

              (a) To faithfully abide by, perform and discharge each and every obligation, covenant and agreement of each of the Sales Contracts and the Escrow Agreement which is to be performed by the seller thereunder; to give prompt notice to Assignee of any notice of default on the part of Assignor with respect to any of the Sales Contracts or the Escrow Agreement received from a buyer thereunder or Escrow, together with an accurate and complete copy of such notice; and at the sole cost and expense of Assignor, to enforce or secure the performance of each and every obligation, covenant, condition and agreement to be performed by the buyers under the Sales Contracts and Escrow under the Escrow Agreement.

              (b) The Assignor will not, without the prior written consent of Assignee (which consent shall not be unreasonably withheld or delayed in the case of (i), (ii) or (vi) below): (i) modify, amend or in any way change any of the Sales Contracts; (ii) terminate or tender or accept a surrender of the Sales Contracts except to the extent Assignor may be required to do so by the terms of the Sales Contracts; (iii) receive any payments under any of the Sales Contracts which are not held in escrow pursuant to the Escrow Agreement pending consummation of the purchase and sale; (iv) subordinate or permit the subordination of any of the Sales Contracts to the lien of any mortgage which is subject and subordinate to the Mortgage; (v) agree to or execute any further assignment of any Sales Contracts or any Deposits or the Escrow Agreement; or
(vi) terminate, amend, modify or in any way change the terms of the Escrow Agreement. Any attempt to exercise any such right without the written authority and consent of Assignee thereto being first had and obtained shall be void and ineffective as against Assignee and shall constitute an event of default hereunder.

              (c) At Assignor's sole cost and expense, to appear in and defend any action or proceeding arising under, growing out of or in any manner connected with the Escrow Agreement or any of the Sales Contracts or Deposits or the obligations, duties or liabilities of Escrow, seller, buyer or guarantor thereunder, and to pay all reasonable costs and expenses of Assignee, including reasonable attorneys' fees, in any such action or proceeding in which Assignee may appear.

              (d) Should Assignor fail to make any payment or to do any act as herein provided, then Assignee may, but without obligation so to do and without notice to or demand on Assignor and without releasing Assignor from any obligation hereof, make or do the same in such manner and to such extent as Assignee may deem necessary to protect the security hereof, including specifically without limiting Assignee's general powers, the right to appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Assignee, and also the right to perform and discharge each and every obligation, covenant and agreement of Assignor in the Escrow Agreement or any of the Sales Contracts, and in exercising any such powers, to pay necessary costs and expenses, employ counsel and incur and pay reasonable attorneys' fees.

              (e) To pay immediately upon demand all sums expended by Assignee under the authority hereof, together with interest thereon at the Default Rate under the Loan Documents and that the same shall be added to the Facilities and shall be secured hereby and by the Mortgage and other Loan Documents.

         3. Assignor hereby covenants with and warrants to Assignee that: (a) Assignor has not executed any prior assignment of the Escrow Agreement or Sales Contracts or deposits thereunder; subject to compliance with the provisions of applicable law (including without limitation, Chapter 484 and Chapter 514A of the Hawaii Revised Statutes), Assignor is entitled to receive the purchase price provided under the Sales Contracts and to enjoy all other rights mentioned therein; and Assignor has free right to transfer to Assignee such rights, interest, powers and authorities as are herein granted or conferred; (b) Assignor has not performed any act or executed any instrument which might prevent Assignee from operating under any of the terms and conditions hereof or which would limit the Assignee in such operation; and (c) Assignor has not accepted any payments under any of the Sales Contracts except as have been deposited into escrow pursuant to the Escrow Agreement.

         4. To further protect the security of this assignment, Assignor hereby irrevocably constitutes and appoints Assignee Assignor's true and lawful attorney in Assignor's name and stead: (a) to collect for deposit all payments due under any of the Sales Contracts; and (b) to use such measures, legal or equitable, as in Assignee's reasonable judgment are necessary or appropriate to enforce the payment of any sums and/or any security given in connection with the Sales Contracts. This power of attorney is coupled with an interest and cannot be revoked.

         5. Upon or at any time after default in the payment of any indebtedness secured hereby or in the performance of any obligation, covenant or agreement herein or in any of the Loan Documents, Assignee may, at Assignee's option, without notice, make, enforce, modify and accept the surrender of the Escrow Agreement or any Sales Contracts and sue for or otherwise collect and receive all payments under any of the Sales Contracts and apply the same, less costs and expenses of operation and collection, including reasonable attorneys' fees, upon any indebtedness secured hereby, and in such order as Assignee may determine.

         6. Assignee shall not be obligated to perform or discharge, nor does Assignee hereby undertake to perform or discharge, any obligation, duty or liability under the Escrow Agreement or under any of the Sales Contracts or under or by reason of this Assignment. Assignor shall and does hereby agree to indemnify Assignee against and hold Assignee harmless from any and all liability, loss or damage which Assignee may or might incur under the Escrow Agreement or under any of the Sales Contracts or under or by reason of this Assignment, and of and from any and all claims and demands whatsoever which may be asserted against Assignee by reason of any alleged obligation or undertaking on Assignee's part to perform or discharge any of the terms, covenants or agreements contained in the Escrow Agreement or any of the Sales Contracts. Should Assignee incur any liability, loss or damage under the Escrow Agreement or any of the Sales Contracts or under or by reason of this Assignment, or in the defense against any such claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be secured hereby and by the Loan Documents and Assignor shall reimburse Assignee therefor immediately upon demand.

         7.  Assignor hereby additionally covenants and agrees:

              (a) Assignee shall not be required to seek the appointment of a receiver or to institute any proceedings of any kind, possessory or otherwise, to secure or enjoy the full benefits of this Assignment.

              (b) These presents shall in no way operate or prevent Assignee from pursuing any remedy which Assignee now or hereafter may have because of any present or future breach of the terms or conditions of the Notes and/or any of the Loan Documents and/or any extension thereof.

              (c) Assignor hereby specifically authorizes and irrevocably instructs each and every present and future buyer under the Sales Contracts to pay all unpaid sums agreed to be paid under the Sales Contracts to Escrow upon receipt of written demand from Assignee or Escrow to so pay the same. Assignor agrees that such buyers shall have the right to rely on such demand without obligation to inquire as to whether default exists and notwithstanding any contrary claim of Assignor.

         8. This Assignment, to the extent required to validate the same under the laws of the State of Hawaii, shall constitute a security agreement under the Uniform Commercial Code of the State of Hawaii and Assignee shall have all of the rights and remedies of a secured party under the Uniform Commercial Code of the State of Hawaii. The expenses of retaking, holding, preparing for sale, selling or the like shall include Assignee's reasonable attorneys' fees and legal expenses.

         9. Upon the payment in full of all indebtedness secured hereby and termination of all obligation of Assignee to advance any sums under the Notes, this Assignment shall become and be void and of no effect.

         10. This Assignment inures to the benefit of the named Assignee and Assignee's successors and assigns and binds Assignor's heirs, executors, personal representatives, successors and assigns. In this Assignment, whenever the context so requires, the neuter gender includes the plural, and vice versa.

    B. AMENDMENT TO FIRST ASSIGNMENT. Assignor acknowledges and agrees that the "Notes" and "Loans" referred to in the First Assignment shall respectively mean the

Notes and the Facilities described herein.

    IN WITNESS WHEREOF, Assignor has executed this Assignment and Amendment as of the day and year first above written.

                                       C. BREWER HOMES, INC.


                                       By
                                             Name:
                                             Title:


                                       By
                                             Name:
                                                  Title:

                                     EXHIBIT "K"
                         CONSENT AND AGREEMENT OF CONTRACTOR

                                      (the "Contractor"), which has entered
into a Construction Contract, dated                     (the "Construction
Contract"), with
C. BREWER HOMES, INC. (the "Borrower") relating to the construction of certain improvements (the "Improvements") at Wailuku, Maui, Hawaii, herein acknowledges receipt of a copy of the disbursement section attached hereto as Exhibit A (the "Disbursement Section") of that certain Revolving Loan Agreement (Building) (the "Loan Agreement") by and between the Borrower and BANK OF HAWAII, a Hawaii corporation ("Lender"), with respect to a loan for the purpose of enabling the Borrower to finance the construction of the Improvements (the "Loan"). The Contractor has reviewed the Disbursement Section.

         For good and valuable consideration, and to induce Lender to make the Loan, the Contractor hereby covenants and agrees with Borrower and Lender as follows:

         1. To the extent that the Contractor has been paid for the same, all of the subcontractors and materialmen's undisputed costs and expenses for the construction of the Improvements shall be paid for by the Contractor when or before the same become due and payable, and upon the request of the Lender the Contractor will furnish to the Lender satisfactory evidence to verify such payments.

         2. The Contractor recognizes that Lender may be prevented from disbursing funds under the Loan Agreement in due course if the Contractor claims a default under the Construction Contract. Accordingly, the Contractor covenants and agrees that it will not claim any default under the Construction Contract without prior written notice to Lender and without giving Lender a reasonable opportunity to remedy the default.

         3. Since the Contractor also recognizes that it is essential to Lender's rights under the Loan Agreement that the construction of the Improvements specified by the Construction Contract be completed as expeditiously as possible, the Contractor agrees to cooperate fully with the Borrower, all in accordance with the terms of the Construction Contract, so as to permit the Borrower to comply promptly with its obligations under the Loan Agreement.

         4. The Contractor will not permit the performance of any work pursuant to any change order which will result in an increase or decrease of the contract price for the construction of the Improvements in excess of $100,000.00 (each change considered separately without reduction by cost, savings or increase by other change) nor pursuant to any change order which, together with the aggregate of change orders theretofore executed by the Borrower, will result in an increase or decrease in such price in excess of an aggregate amount of $500,000.00, unless, in either case, it shall have received the written approval to such change order from Lender and all bonding companies issuing bonds in connection with the Construction Contract (if any). In all cases, computations of increases will be made without giving effect to any cost savings and all decreases will be calculated without giving effect to cost increases. (By way of example, if a Change Order involves changes which increase the cost by $150,000.00 but also involves changes which decrease the cost by $100,000.00, consent will still be required.)

         5. Lender will have the right to examine the Contractor's books and records and to make extracts therefrom to the extent that such records shall pertain to the construction of the Improvements. Such examination and copying shall be done only after reasonable notice to the Contractor and at reasonable times, at Lender's expense, and all information resulting therefrom shall be kept in the strictest confidence.

         6. In the event of default by the Borrower under the Loan Agreement or under any document provided for herein or contemplated thereby, the Contractor will, at Lender's request (which request shall not be unreasonably delayed), continue performance on behalf of Lender under the Construction Contract in accordance with the provisions thereof, provided that the Contractor shall be reimbursed and compensated in accordance with the Construction Contract for all work, labor, and materials furnished thereunder.

         7. The Contractor hereby consents to the assignment by the Borrower to Lender, as security for the Loan as well as the infrastructure loan made by Lender to Borrower in the amount of $10,000,000.00 (the "Infrastructure Loan"), of all the Borrower's right, title and interest in and to the Construction Contract, on the condition that Lender shall exercise the rights of the Borrower thereunder only after the occurrence of an event of default, as specified in the Loan Agreement. The Contractor represents to Lender that as of the date hereof, the Construction Contract is in full force and effect and that no event has occurred which itself constitutes, or with the lapse of time would constitute, a default under the Construction Contract.

         8. The Contractor hereby agrees that the Contractor will accept payment for the work in accordance with the Disbursement Section and that, if there is conflict between the Disbursement Section and the Construction Contact, the Disbursement Section will govern.

         9. The Contractor hereby certifies that the Contractor has read the soils and engineering report pertaining to the contemplated project, if any, and that the Contractor will comply with the recommendations set forth therein during the course of construction.

         10. The Contractor agrees that all mechanic's and materialmen's liens or rights to assert or claim such liens, or equitable liens that Contractor now has or may hereafter have, upon the Improvements and the fee simple interests in the land upon which the Improvements are being constructed and all other improvements, fixtures and equipment now or hereafter placed thereon shall be and are hereby made subject and subordinate to the lien of the Mortgage which secures both the Loan and the Infrastructure Loan.

         11. The Contractor hereby represents and warrants to Lender that (a) the Construction Contract is a valid and enforceable agreement to build, (b) there has been no prior assignment of the Construction Contract of which the Contractor has notice or is aware, (c) neither Contractor nor Borrower is in default under the Construction Contract, (d) all covenants, conditions and agreements have been performed as required in the Construction Contract except those not due to be performed until after the date hereof, and (e) Contractor is duly licensed to conduct Contractor's business in the jurisdiction where such construction is to be performed and will maintain said license in full force and effect throughout the life of the Construction Contract.

         This Consent and Agreement is effective from and after , 1995.



                                  (Contractor)

                                      EXHIBIT A


         5.4 SUBMISSIONS FOR EACH LOAN FOR CONSTRUCTION COSTS. Except with respect to General Contract(s) which have been completed and for which the period for filing mechanic's liens has expired as of the date of this Agreement and for which a detailed summary and such back-up invoices as may be required by Bank shall have been provided, whenever a Loan is to be used to pay the General Contractor(s) or to reimburse the Borrower for Borrower's payments to the General Contractor(s), the Bank shall have received, in each case in form and substance satisfactory to the Bank, each of the following:

              (a) CONTRACTOR'S REQUEST. The General Contractor's request for disbursement on AIA form G-702.

              (b) LIEN WAIVERS. Sworn statements, waivers of lien, affidavits and acceptable assurances of payment by the General Contractor(s) and all subcontractors and materialmen, and/or the subcontractors thereof, which shall cover all work, labor and materials, including but not limited to equipment and fixtures of all kinds, done, performed or furnished for the construction of the On-site Improvements or Unit, as applicable.

              (c) APPROVAL OF COSTS. Written approval by the Borrower's Architect/Engineer and by Bank's Architect/Engineer, each of whom will certify to the Bank in writing (i) that to date the construction of the On-site Improvements or Unit, as applicable, is in conformance with the Plans and Specifications, (ii) as to the status of the construction and the sum approved for advance, and (iii) the cost to complete the construction. Borrower shall have paid (or shall pay from the Loan being made) all costs and expenses incurred in connection with any inspections and certifications required herein, whether performed by Borrower's Architect/Engineer or Bank's Architect/Engineer.

              (d) FOUNDATIONS. If the Loan is being made with respect to a Unit for which the foundations have been completed and if requested by the Bank, the Bank shall have received evidence reasonably satisfactory to the Bank that the location of such foundations and the footings therefor do not encroach on any easements, setbacks, adjoining lots or premises or streets.

         5.5 DISBURSEMENT OF LOANS. When Borrower has complied with all the applicable conditions set forth in Sections 5.1, 5.2, 5.3 and 5.4 above, the Bank agrees to make the requested Loan in the following manner:

              (a) BUDGET. Loans are to be made pursuant to all of the provisions hereof and in accordance with the Budget and CPM Schedule for the applicable On-site Improvements or Units. Borrower agrees that the sums budgeted for each item will be expended for those items only and Borrower will not deviate from the Budget without prior written approval of the Bank. The Bank shall have no obligation to make any Loans for items described in the Budget (as the same may be updated from time to time) and CPM Schedule which, together with all prior Loans and payments from Borrower's equity funds, is in excess of the amount therein set forth, provided, however, a savings in one cost category (the "first cost category") may be used to offset an increase in another cost category so long as the Bank determines, in its sole discretion, that the Budget for the applicable On-site Improvements or Units is in balance, i.e., that sufficient funds will be available to pay in full the remaining costs of each of the cost categories, including the first cost category and the entire Budget. Any request for a Loan which, together with payments from Borrower's equity funds, is in an amount ten percent (10%) or greater than that called for by the applicable CPM Schedule shall require a statement from the Borrower to the Bank citing the reasons for and any supporting evidence in connection with said variance, which shall be subject to the Bank's approval. The Bank, at its option, may also require Borrower to submit an updated CPM Schedule, as a condition to any further Loans, any time the amount of the aggregate variances equals or exceeds ten percent (10%) of the total projected construction draw amount for the applicable On-site Improvements or Units. Notwithstanding anything herein to the contrary, the Bank shall at all times be entitled to retain a capacity for Loans which in the sole opinion of the Bank is adequate, together with available equity funds of Borrower, to complete construction of the On-site Improvements and Units under construction.

              (b) RETAINAGE. Each Loan for Construction Costs, together with all previous Loans for Construction Costs and sums paid by Borrower to the General Contractor(s) from Borrower's own equity funds for the applicable On-site Improvements or Units, shall not exceed ninety percent (90%) of the lesser of the (i) actual cost or (ii) actual value, as determined by the Bank's Architect/Engineer, of all work actually done and materials actually incorporated into the applicable On-site Improvements or Units or stored and adequately safeguarded on-site under circumstances satisfactory to the Bank, provided that such materials, in the opinion of Bank's Architect/Engineer, require no further fabrication or processing and are ready for and can be readily incorporated into the work on site. Each payment of Construction Costs shall be subject to a ten percent (10%) holdback of all Construction Costs certified to the Bank by Borrower's Architect/Engineer and Bank's Architect/Engineer. Notwithstanding the foregoing, with respect to any General Contract with Fletcher Pacific Construction Co., Ltd. or Goodfellow Brothers, Inc., the required holdback will be five percent (5%) of all such certified Construction Costs. The Bank shall have no obligation to make disbursements for materials not stored on the construction site, except that, notwithstanding the foregoing, the Bank shall make such disbursements provided that each of the following conditions are fulfilled to the Bank's satisfaction: (i) the Bank shall have obtained a perfected first lien security interest in such materials;
(ii)
the material supplier shall have waived all applicable materialmen's or similar liens with respect thereto; (iii) the Bank shall have received the certification of Borrower's Architect/Engineer and Bank's Architect/Engineer approving such payment; (iv) the Bank shall have received evidence satisfactory to the Bank that such materials are adequately stored in bonded warehouses and inventoried, segregated, identified, safeguarded and insured against loss, damage, theft or conversion for use on other projects under insurance policies naming the Bank;
(v) Bank's Architect/Engineer shall have certified that such materials require no further fabrication or processing and are ready for and can be readily delivered without delay and incorporated into the Property; and (vi) if required by the terms of applicable bonds, the surety or sureties (if any) thereunder shall have unconditionally consented to such payment.

              (c) FINAL PAYMENT UNDER GENERAL CONTRACT(S). Unless otherwise agreed by the Agent, the final payment due under the General Contract(s) for the applicable On-site Improvements or Units shall not be made until, with respect to such On-site Improvements or Units (i) all required Governmental Authorizations have been obtained, and (ii) the applicable period for filing of mechanic's liens has expired, but, upon request of the General Contractor(s), the Bank will execute an agreement satisfactory to the Bank assuring the General Contractor(s) that the final payment will be made immediately after expiration of the period for filing mechanic's liens, provided no such liens have been filed.

              (d) REQUIRED COMPLETION DATE. No disbursements for the construction costs of any Improved Lot or Unit shall be made unless the Bank is satisfied that the construction of such Improved Lot or Unit can reasonably be completed not later than sixty (60) days prior to the Maturity Date.

                                     EXHIBIT K-1


                FIRST AMENDMENT TO CONSENT AND AGREEMENT OF CONTRACTOR


    The undersigned (the "Contractor") executed a Consent and Agreement of
Contractor dated                                 , 199      (the "Consent") in
favor of the Bank of Hawaii (the "Lender") with respect to the project known as "Kehalani" (the "Project") and certain facilities to be made available by Lender to C. Brewer Homes, Inc. (the "Borrower"). Lender has agreed to consolidate and restructure the facilities, upon certain terms and conditions, including the execution and delivery of this Amendment, all as set forth in the Master Facility Agreement between Lender and Borrower dated __________________ (the "Master Facility Agreement").

    NOW THEREFORE, Contractor hereby agrees, for the benefit of Lender, that the Consent is hereby amended as follows:

         1. As used in the Consent, the term "Loans" shall mean, collectively,:

              a. A revolving construction line of credit up to the principal amount of FOUR MILLION AND NO/100 DOLLARS ($4,000,000.00) (the "Construction LOC").

              b. A commercial mortgage loan in the original principal amount of NINE MILLION AND NO/100 DOLLARS ($9,000,000.00) (the "Mauka Land Loan").

              c. A revolving working capital line of credit up to the principal amount of SIX MILLION AND NO/100 DOLLARS ($6,000,000.00) (the "Working Capital LOC").

              d. A commercial mortgage loan in the original principal amount of THREE MILLION TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($3,200,000.00) (the "Makai Land Loan").

              e. A commercial mortgage loan in the original principal amount of FOUR MILLION SIX HUNDRED TWENTY THOUSAND AND NO/100
    DOLLARS ($4,620,000.00) (the "Puueo Land Loan").

              f. A commercial mortgage loan in the original principal amount of FOUR MILLION SIX HUNDRED TWENTY-THREE THOUSAND FOUR HUNDRED EIGHT AND NO/100 DOLLARS ($4,623,408.00) (the "Other Land Loan").

         2. As used in the Consent, the term "Loan Agreement" shall mean the Master Facility Agreement.

         3. The Exhibit A attached to the Consent shall be substituted with the Exhibit A attached hereto.

         4. Except as set forth above, the Consent remains unmodified and in full force and effect.

    Dated:

                                                                     ,



                                  By
                                        Name:
                                        Title:

                                                                    "Contractor"

                                      EXHIBIT L


                            ESCROW'S CONSENT TO ASSIGNMENT


Title Guaranty Escrow Services, Inc.
235 Queen Street, 1st Floor
Honolulu, Hawaii  96813

         Re:  KEHALANI MASTER PLANNED COMMUNITY DEVELOPMENT ("PROJECT")

Gentlemen:

    This is to advise you that we have assigned to BANK OF HAWAII ("Lender") all of our right, title and interest in, to and under that certain Escrow Agreement for the Project, dated
                   , 1997 by and between you and the undersigned ("Escrow Agreement"), as well as all of our right, title and interest in, to and under the sales contracts and sales proceeds held by you pursuant to the Escrow Agreement.

    By execution hereof, you and the undersigned hereby acknowledge and agree with each other and with Lender:

         1. That the Escrow Agreement has not been modified or amended in any way and constitutes the entire agreement between you and the undersigned.

         2. All rights otherwise exercisable under the Escrow Agreement by the undersigned, including the right to receive any payments or direct the disbursement of sums thereunder, may be exercised by Lender. To the extent you render any services or performances to Lender or to the extent you disburse any proceeds to Lender or at Lender's direction, the same shall constitute, insofar as you and the undersigned may be concerned, full compliance with the obligations to the undersigned in respect thereto as provided in the Escrow Agreement.

    The undersigned hereby appoints Lender as the undersigned's true and lawful attorney-in-fact with full power or substitution to act in behalf of the undersigned under the Escrow Agreement. Such power of attorney is coupled with an interest and is irrevocable.

    The assignments set forth above have been given to secure two loans in the following principal sums: (i) $4,000,000.00; (ii) $9,000,000.00;
(iii) $6,000,000.00; (iv) $3,200,000.00; (v) $4,620,000.00; and
(vi) $4,623,408.00, made by Lender to the undersigned and such assignment and the rights in favor of Lender contained herein may not be revoked or amended by the undersigned without the prior written consent of Lender.

                                  Very truly yours,

                                  C. BREWER HOMES, INC.,
                                  a Delaware corporation


                                  By
                                        Name:
                                        Title:


                                  By
                                        Name:
                                        Title:

                                                                     Developer

We hereby consent to the assignments
referred to above and agree to be bound
by and act according to the provisions hereof

TITLE GUARANTY ESCROW
SERVICES, INC.

By
     Name:
     Title:

                   Escrow

Date:

                                     EXHIBIT L-1


                  FIRST AMENDMENT TO ESCROW'S CONSENT TO ASSIGNMENT


    The undersigned (the "Escrow") executed an Escrow's Consent to Assignment dated
              , 199      (the "Consent") in favor of the Bank of Hawaii (the
"Lender") with respect to the project known as "Kehalani" (the "Project") and certain facilities to be made available by Lender to C. Brewer Homes, Inc. (the "Borrower"). Lender has agreed to consolidate and restructure the facilities, upon certain terms and conditions, including the execution and delivery of this Amendment, all as set forth in the Master Facility Agreement between Lender and Borrower dated ______________ (the "Master Facility Agreement").

    NOW THEREFORE, Escrow hereby agrees, for the benefit of Lender, that the Consent is hereby amended as follows:

         1. As used in the Consent, the term "Loans" shall mean, collectively,:

              a. A revolving construction line of credit up to the principal amount of FOUR MILLION AND NO/100 DOLLARS ($4,000,000.00) (the "Construction LOC").

              b. A commercial mortgage loan in the original principal amount of NINE MILLION AND NO/100 DOLLARS ($9,000,000.00) (the "Mauka Land Loan").

              c. A revolving working capital line of credit up to the principal amount of SIX MILLION AND NO/100 DOLLARS ($6,000,000.00) (the "Working Capital LOC").

              d. A commercial mortgage loan in the original principal amount of THREE MILLION TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($3,200,000.00) (the "Makai Land Loan").

              e. A commercial mortgage loan in the original principal amount of FOUR MILLION SIX HUNDRED TWENTY THOUSAND AND NO/100
    DOLLARS ($4,620,000.00) (the "Puueo Land Loan").

              f. A commercial mortgage loan in the original principal amount of FOUR MILLION SIX HUNDRED TWENTY-THREE THOUSAND FOUR

    HUNDRED EIGHT AND NO/100 DOLLARS ($4,623,408.00) (the "Other Land Loan").

         2. Except as set forth above, the Consent remains unmodified and in full force and effect.

    Dated:

                                                                     ,



                                  By
                                        Name:
                                        Title:

                                                                        "Escrow"

                                     EXHIBIT "M"


                                  EXISTING PROJECTS

                                                         APPROXIMATE
          OWNED             LOCATION      PRODUCT TYPE       ACRES
         -----              --------      ------------   -----------
      Iao Parkside             Maui            MF             13
        Kehalani               Maui           SF/MF          547
         Piihana               Maui           SF/MF           79
         Iao II                Maui            MF             28
   Kalihiwai Ridge II         Kauai           PARCEL          45
   Kalihiwai Ridge III        Kauai           PARCEL        1,100
        Kulaimano             Hawaii          SF/MF          114
     Puueo I and II           Hawaii           SF            478
          Wainaku             Hawaii           MF            121
                                                             ---
            SUBTOTAL                                        2,525
                                                            -----


                                                         APPROXIMATE
          OWNED             LOCATION      PRODUCT TYPE       ACRES
         -----              --------      ------------   -----------
       Waiolani II             Maui                            56
         Iao III               Maui                            80
       Wailuku II              Maui                           512
          Maalaea              Maui                           261
         Paukukalo             Maui                            5
      Papaikou Point          Hawaii                           113
        Kukui Point           Hawaii                           102
      Pepeekeo Point          Hawaii                           812
        Papaikou              Hawaii                            23
                                                                --
          SUBTOTAL                                            1,964
                                                              -----
           TOTAL                                              4,489
                                                              -----
                                                              -----

                                     EXHIBIT "N"


                                                      , 19___




Bank of Hawaii
P.O. Box 2900
Honolulu, Hawaii  96846
Attention:  Gene Tsuji
            Construction & Income Property Loan Dept. #366

              Re:  ADVANCE REQUEST

Gentlemen:

    This is the written request of C. Brewer Homes, Inc. (the "Borrower") to
Bank of Hawaii (the "Bank") to advance $               from:   the revolving
construction line of credit (the "Construction LOC"); or the working capital line of credit (the "Working Capital LOC") established under the Master Facility Agreement (the "Master Facility Agreement"), the applicable Note, and the Mortgage dated August 31, 1995, as amended. Capitalized terms not defined herein have the same meaning as given in the Master Facility Agreement.

    The amount requested is to be drawn under the specified facility and is for the following:

 CONSTRUCTION ADVANCE

     $              to be applied to the payment of construction costs for
which we attach the contractor's application for payment, respective lien waiver, and contractor and architect's written opinion; and

      $             to be applied to the payment of other construction related costs for which invoices marked as paid or other evidence of payment (if
appropriate) are attached,                                           .

 WORKING CAPITAL ADVANCE

      $             to be applied to bank's interest and/or fees.

      $             for general overhead.

    By signing this advance request, I acknowledge that all representations and warranties of the Borrower as stated in the Master Facility Agreement are in full force and effect, and that the amount available for my future borrowing under the applicable Facility is reduced by the principal amount of this advance.

                                       Very truly yours,

                                       C. BREWER HOMES, INC.


                                       By
                                             Name:
                                             Title:


                                       By
                                             Name:
                                             Title: